UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors 400 Howard Street, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2024

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Global Clean Energy ETF | ICLN | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2023	iShares® Global Clean Energy ETF

Investment Objective

The iShares Global Clean Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the clean energy sector, as represented by the S&P Global Clean Energy IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(30.01)%	(30.37)%	11.26%	4.18%	(30.37)%	70.46%	50.64%
Fund Market	(30.00)	(30.54)	11.26	4.13	(30.54)	70.52	49.94
Index	(30.11)	(30.54)	11.44	3.82	(30.54)	71.90	45.48

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$699.90	$1.75		$1,000.00	$1,023.10	$2.09		0.41%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Industry	Percent of Total Investments	(a)

Renewable Electricity	24.7%

Electric Utilities	18.7

Semiconductors	15.0

Heavy Electrical Equipment	12.5

Electrical Components & Equipment	11.7

Semiconductor Materials & Equipment	10.9

Commodity Chemicals	1.9

Oil & Gas Refining & Marketing	1.8

Independent Power Producers & Energy Traders	1.2

Other (each representing less than 1%)	1.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	36.2%

China	15.7

Denmark	9.6

Brazil	5.7

Canada	4.1

India	3.7

Portugal	3.5

Spain	3.1

South Korea	3.0

Japan	2.9

Germany	2.4

Switzerland	1.8

Taiwan	1.6

Thailand	1.2

Italy	1.1

Other (each representing less than 1%)	4.4

(a)	Excludes money market funds.

4	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	5

Schedule of Investments (unaudited) October 31, 2023	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.9%
Verbund AG	273,543	$23,767,258

Brazil — 3.7%
AES Brasil Energia SA(a)	4,696,123	9,379,671
Auren Energia SA	6,001,340	15,974,212
CPFL Energia SA	3,688,039	24,461,353
Energisa SA	4,995,341	46,180,958

		95,996,194

Canada — 4.1%
Ballard Power Systems Inc.(a)(b)	2,149,865	7,177,844
Boralex Inc., Class A	894,586	16,649,911
Brookfield Renewable Corp., Class A	679,137	15,451,071
Canadian Solar Inc.(a)(b)	1,021,775	20,415,064
Innergex Renewable Energy Inc.	1,419,810	8,743,593
Northland Power Inc.	2,647,365	37,207,243

		105,644,726

Chile — 0.4%
Enel Americas SA(a)	90,826,898	9,338,021

China — 15.6%
CECEP Solar Energy Co. Ltd., Class A	6,258,300	4,894,078
CECEP Wind Power Corp, Class A	10,361,220	4,475,725
China Conch Venture Holdings Ltd.	16,325,000	13,519,927
China Datang Corp. Renewable Power Co. Ltd., Class H	46,550,000	10,531,962
China Green Electricity Investment of Tianjin Co. Ltd.	2,268,700	3,390,822
China Three Gorges Renewables Group Co. Ltd., Class A	45,982,596	30,073,967
China Yangtze Power Co. Ltd., Class A	39,304,630	120,849,634
Chongqing Three Gorges Water Conservancy & Electric Power Co. Ltd.	3,062,300	3,343,365
Dajin Heavy Industry Co. Ltd.	1,021,400	3,856,019
Flat Glass Group Co. Ltd., Class H	7,919,000	14,221,563
GCL System Integration Technology Co. Ltd., Class A(a)	9,494,100	3,570,809
Ginlong Technologies Co. Ltd., Class A	642,950	5,879,054
Guangxi Guiguan Electric Power Co. Ltd.	6,397,200	4,777,729
Hainan Drinda New Energy Technology Co. Ltd.	368,300	4,381,200
Hoymiles Power Electronics Inc., NVS	137,877	4,208,306
Huaneng Lancang River Hydropower Inc.	10,802,857	11,301,555
JA Solar Technology Co. Ltd., Class A	5,294,452	16,165,224
Jiangsu Akcome Science & Technology Co. Ltd.(a)	7,196,100	2,176,162
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	282,359	4,494,934
Jiangsu Haili Wind Power Equipment Technology Co. Ltd.	351,900	3,109,732
Jinko Solar Co. Ltd.	10,147,684	13,121,248
LONGi Green Energy Technology Co. Ltd., Class A	9,132,440	30,043,384
Ming Yang Smart Energy Group Ltd., Class A	3,637,300	6,930,002
NYOCOR Co. Ltd.	3,242,700	2,994,650
Risen Energy Co. Ltd.	1,825,300	4,417,479
Shanghai Aiko Solar Energy Co. Ltd.	2,964,200	7,916,276
Sichuan Chuantou Energy Co. Ltd., Class A	7,137,100	14,298,695
Sungrow Power Supply Co. Ltd., Class A	1,782,100	20,468,340
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	6,472,000	16,285,355
Titan Wind Energy Suzhou Co. Ltd., Class A(a)	2,887,600	5,249,059
Trina Solar Co. Ltd.	3,474,473	14,140,197

		405,086,452

Security	Shares	Value

Denmark — 9.6%
Orsted A/S(c)	2,045,781	$98,850,326
Vestas Wind Systems A/S(a)	6,924,809	150,093,611

		248,943,937

France — 0.4%
Neoen SA(b)(c)	374,563	9,891,050

Germany — 2.4%
Encavis AG(a)(b)	937,876	12,247,353
Nordex SE(a)(b)	1,675,536	17,676,073
SMA Solar Technology AG(a)(b)	340,153	20,898,905
VERBIO Vereinigte BioEnergie AG(b)	312,836	10,586,682

		61,409,013

Greece — 0.3%
Terna Energy SA	614,472	9,220,658

India — 3.7%
MTAR Technologies Ltd.(a)	380,683	11,155,563
NHPC Ltd., NVS	35,261,770	21,264,163
SJVN Ltd.	10,365,281	8,858,083
Suzlon Energy Ltd.(a)	151,111,711	55,537,927

		96,815,736

Israel — 0.4%
Enlight Renewable Energy Ltd.(a)(b)	829,997	11,183,061

Italy — 1.0%
ERG SpA	1,116,830	27,441,412

Japan — 2.9%
Abalance Corp.(b)	217,200	4,628,441
Chubu Electric Power Co. Inc.	5,267,700	63,655,655
RENOVA Inc.(a)(b)	873,500	6,283,744

		74,567,840

New Zealand — 0.5%
Contact Energy Ltd.	1,375,255	6,241,530
Meridian Energy Ltd.	2,820,981	7,944,897

		14,186,427

Norway — 0.5%
NEL ASA(a)(b)	18,316,662	12,044,314

Portugal — 3.5%
EDP - Energias de Portugal SA	20,614,180	86,631,032
Greenvolt Energias Renovaveis SA(a)(b)	775,479	5,181,709

		91,812,741

Singapore — 0.2%
Maxeon Solar Technologies Ltd.(a)	652,945	4,074,377

South Korea — 3.0%
CS Wind Corp.(b)	556,761	18,892,052
Doosan Fuel Cell Co. Ltd.(a)(b)	812,280	9,915,548
Hanwha Solutions Corp.(a)(b)	2,278,088	48,523,815
HD Hyundai Energy Solutions Co. Ltd.	26,831	435,320

		77,766,735

Spain — 3.1%
Corp. ACCIONA Energias Renovables SA(b)	1,053,523	28,514,870
EDP Renovaveis SA	2,183,020	35,118,120
Solaria Energia y Medio Ambiente SA(a)	1,086,233	16,294,126

		79,927,116

Switzerland — 1.8%
BKW AG	175,618	29,522,781
Meyer Burger Technology AG(a)(b)	64,764,624	17,351,138

		46,873,919

6	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan — 1.5%
Century Iron & Steel Industrial Co. Ltd.	3,290,000	$15,314,813
Motech Industries Inc.	7,850,000	6,623,191
TSEC Corp.	10,085,235	8,867,605
United Renewable Energy Co. Ltd.	20,903,000	9,629,169

		40,434,778

Thailand — 1.2%
Energy Absolute PCL, NVDR	27,423,400	32,054,251

Turkey — 0.4%
Biotrend Cevre VE Enerji Yatirimlari AS(a)	4,501,005	2,856,142
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS, NVS(a)	3,030,058	7,377,402

		10,233,544

United Kingdom — 0.3%
ReNew Energy Global PLC(a)(b)	1,681,262	9,078,815

United States — 35.9%
Altus Power Inc., Class A(a)(b)	1,208,592	6,417,624
Array Technologies Inc.(a)(b)	2,851,523	49,416,894
Avangrid Inc.	1,048,457	31,317,411
Bloom Energy Corp., Class A(a)(b)	4,205,231	43,734,402
Clearway Energy Inc., Class C	1,654,331	35,915,526
Enphase Energy Inc.(a)(b)	1,794,696	142,821,908
First Solar Inc.(a)(b)	1,523,496	217,022,005
Green Plains Inc.(a)(b)	1,049,805	30,843,271
NEXTracker Inc., Class A(a)	983,316	34,180,064
Ormat Technologies Inc.(b)	1,076,932	66,274,395
Plug Power Inc.(a)(b)	10,878,961	64,077,080
REX American Resources Corp.(a)	162,365	6,171,494
Shoals Technologies Group Inc., Class A(a)(b)	3,412,433	52,414,971
SolarEdge Technologies Inc.(a)(b)	1,135,723	86,258,162
Sunnova Energy International Inc.(a)(b)	2,025,833	18,495,855
SunPower Corp.(a)(b)	1,717,281	7,332,790
Sunrun Inc.(a)(b)	4,361,073	42,084,354

		934,778,206

Total Common Stocks — 97.3% (Cost: $3,856,266,273)		2,532,570,581

Security	Shares	Value

Preferred Stocks

Brazil — 2.0%
Cia. Energetica de Minas Gerais, Preference Shares, NVS	22,071,032	$51,393,646

Total Preferred Stocks — 2.0% (Cost: $49,061,382)		51,393,646

Total Long-Term Investments — 99.3% (Cost: $3,905,327,655)		2,583,964,227

Short-Term Securities

Money Market Funds — 12.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	317,617,143	317,744,190
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	12,610,000	12,610,000

Total Short-Term Securities — 12.7% (Cost: $330,138,190)		330,354,190

Total Investments — 112.0% (Cost: $4,235,465,845)		2,914,318,417

Liabilities in Excess of Other Assets — (12.0)%		(312,905,915)

Net Assets — 100.0%		$2,601,412,502

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$709,863,596	$—	$(392,180,100	)(a)	$91,235	$(30,541)	$317,744,190	317,617,143	$1,602,379	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,710,000	—	(2,100,000	)(a)	—	—	12,610,000	12,610,000	258,360		—

					$91,235	$(30,541)	$330,354,190		$1,860,739		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

7

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global Clean Energy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	33	12/15/23	$1,425	$13,902
MSCI Emerging Markets Index	58	12/15/23	2,665	(36,649)
S&P 500 E-Mini Index	39	12/15/23	8,214	(124,338)

				$(147,085)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$3,560,271	$280,683	(c)	$3,845,901	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/28	702,663	23,727	(e)	738,613	0.0	(f)

					$304,410		$4,584,514

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(4,947) of net dividends and financing fees.
(e)	Amount includes $(12,223) of net dividends, payable for referenced securities purchased and financing fees.
(f)	Rounds to less than 0.1%

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	65 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

8	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global Clean Energy ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks
United States
Green Plains Inc.(a)	156,414	$3,845,901	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$3,845,901

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks
United States
Green Plains Inc.(a)	25,140	$738,613	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$738,613

(a)	Non-income producing security.

Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$304,410	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,902	$—	$—	$—	$13,902
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$304,410	$—	$—	$—	$304,410

	$—	$—	$318,312	$—	$—	$—	$318,312

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$160,987	$—	$—	$—	$160,987

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

9

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global Clean Energy ETF

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$361,208	$—	$—	$—	$361,208
Swaps	—	—	(268,595)	—	—	—	(268,595)

	$—	$—	$92,613	$—	$—	$—	$92,613

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(678,358)	$—	$—	$—	$(678,358)
Swaps	—	—	(210,776)	—	—	—	(210,776)

	$—	$—	$(889,134)	$—	$—	$—	$(889,134)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,031,587
Total return swaps:
Average notional value	$4,109,737

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$13,902	$160,987
Swaps - OTC(a)	304,410	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	318,312	160,987
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,902)	(160,987)

Total derivative assets and liabilities subject to an MNA	304,410	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Goldman Sachs Bank USA	$280,683	$—		$—	$—	$280,683
HSBC Bank PLC	23,727	—		—	—	23,727

	$304,410	$—		$—	$—	$304,410

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

10	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global Clean Energy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,266,171,183	$1,266,399,398	$—	$2,532,570,581
Preferred Stocks	51,393,646	—	—	51,393,646
Short-Term Securities
Money Market Funds	330,354,190	—	—	330,354,190

	$1,647,919,019	$1,266,399,398	$—	$2,914,318,417

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$318,312	$—	$318,312
Liabilities
Equity Contracts	(160,987)	—	—	(160,987)

	$(160,987)	$318,312	$—	157,325

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

11

Statement of Assets and Liabilities (unaudited)

October 31, 2023

iShares Global Clean Energy ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,583,964,227
Investments, at value — affiliated(c)	330,354,190
Cash pledged for futures contracts	520,000
Foreign currency collateral pledged for futures contracts(d)	101,577
Receivables:
Investments sold	5,943,030
Securities lending income — affiliated	240,670
Swaps	86,677
Dividends — unaffiliated	7,833,364
Dividends — affiliated	40,710
From custodian	8,698,581
Tax reclaims	2,146,365
Variation margin on futures contracts	48,482
Unrealized appreciation on OTC swaps	304,410

Total assets	2,940,282,283

LIABILITIES
Bank overdraft	3,103,214
Foreign bank overdraft(e)	5,446,584
Due to broker	7,911
Collateral on securities loaned, at value	317,718,047
Payables:
Investments purchased	1,645
Swaps	420,671
Capital shares redeemed	11,167,129
Investment advisory fees	1,004,580

Total liabilities	338,869,781

Commitments and contingent liabilities

NET ASSETS	$2,601,412,502

NET ASSETS CONSIST OF
Paid-in capital	$5,475,604,552
Accumulated loss	(2,874,192,050)

NET ASSETS	$2,601,412,502

NET ASSET VALUE
Shares outstanding	199,800,000

Net asset value	$13.02

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$3,905,327,655
(b) Securities loaned, at value	$312,823,186
(c) Investments, at cost — affiliated	$330,138,190
(d) Foreign currency collateral pledged, at cost	$101,695
(e) Foreign bank overdraft, at cost	$5,443,737

See notes to financial statements.

12	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended October 31, 2023

iShares Global Clean Energy ETF

INVESTMENT INCOME
Dividends — unaffiliated	$38,192,726
Dividends — affiliated	258,360
Interest — unaffiliated	27,546
Securities lending income — affiliated — net	1,602,379
Foreign taxes withheld	(2,543,377)
Foreign withholding tax claims	42,633

Total investment income	37,580,267

EXPENSES
Investment advisory	7,849,706
Commitment costs	21,155
Professional	4,263

Total expenses	7,875,124

Net investment income	29,705,143

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(160,046,045)
Investments — affiliated	91,235
Foreign currency transactions	(242,355)
Futures contracts	361,208
In-kind redemptions — unaffiliated(a)	60,884,347
Swaps	(268,595)

(99,220,205)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,143,416,030)
Investments — affiliated	(30,541)
Foreign currency translations	(307,173)
Futures contracts	(678,358)
Swaps	(210,776)

(1,144,642,878)

Net realized and unrealized loss	(1,243,863,083)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,214,157,940)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	iShares Global Clean Energy ETF

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,705,143	$45,344,322
Net realized loss	(99,220,205)	(529,875,327)
Net change in unrealized appreciation (depreciation)	(1,144,642,878)	477,505,167

Net decrease in net assets resulting from operations	(1,214,157,940)	(7,025,838)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(29,399,981)	(44,565,129)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(728,133,675)	(358,900,445)

NET ASSETS
Total decrease in net assets	(1,971,691,596)	(410,491,412)
Beginning of period	4,573,104,098	4,983,595,510

End of period	$2,601,412,502	$4,573,104,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF

	Six Months Ended				Period From
	10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	04/01/21 to 04/30/21		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of period	$18.73		$18.88	$23.19	$24.07		$9.62	$9.75	$9.47

Net investment income(a)	0.13		0.18	0.23	0.06		0.13	0.11	0.19
Net realized and unrealized gain (loss)(b)	(5.72)		(0.15)	(4.29)	(0.94)		14.42	(0.08)	0.32

Net increase (decrease) from investment operations	(5.59)		0.03	(4.06)	(0.88)		14.55	0.03	0.51

Distributions from net investment income(c)	(0.12)		(0.18)	(0.25)	—		(0.10)	(0.16)	(0.23)

Net asset value, end of period	$13.02		$18.73	$18.88	$23.19		$24.07	$9.62	$9.75

Total Return(d)
Based on net asset value	(30.01	)%(e)	0.04%	(17.64)%	(3.66	)%(e)	151.73%	0.12%	5.69%

Ratios to Average Net Assets (f)
Total expenses	0.41	%(g)	0.41%	0.40%	0.41	%(g)	0.42%	0.46%	0.46%

Total expenses after fees waived and excluding professional fees for foreign withholding tax claims	0.41	%(g)	N/A	N/A	N/A		N/A	N/A	N/A

Net investment income	1.55	%(g)	0.90%	1.07%	3.07	%(g)	0.57%	1.01%	2.13%

Supplemental Data
Net assets, end of period (000)	$2,601,413		$4,573,104	$4,983,596	$5,855,954		$5,642,271	$499,227	$208,595

Portfolio turnover rate(h)	18%		51%	52%	54%		31%	37%	42%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Global Clean Energy	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Global Clean Energy
Barclays Bank PLC	$20,828,971	$(20,828,971)	$—		$—
Barclays Capital, Inc.	14,949,348	(14,949,348)	—		—
BMO Capital Markets Corp.	23,300	(22,969)	—		331	(b)
BNP Paribas SA	16,611,181	(16,611,181)	—		—
BofA Securities, Inc.	34,523,653	(34,523,653)	—		—
Citadel Clearing LLC	1,148,758	(1,143,761)	—		4,997	(b)
Citigroup Global Markets, Inc.	15,938,272	(15,866,096)	—		72,176	(b)
Goldman Sachs & Co. LLC	64,478,130	(64,478,130)	—		—
HSBC Bank PLC	515,406	(515,406)	—		—
J.P. Morgan Securities LLC	39,384,694	(39,384,694)	—		—
Jefferies LLC	99,715	(97,482)	—		2,233	(b)
Morgan Stanley	66,552,276	(66,552,276)	—		—
National Financial Services LLC	272,987	(269,120)	—		3,867	(b)
Natixis SA	173,340	(173,340)	—		—
Nomura Securities International, Inc.	266,340	(266,340)	—		—
Scotia Capital (USA), Inc.	381,618	(381,618)	—		—
SG Americas Securities LLC	69,613	(69,613)	—		—
State Street Bank & Trust Co.	9,417,530	(9,417,530)	—		—
Toronto-Dominion Bank	1,001,356	(1,001,356)	—		—
UBS AG	25,998,019	(25,901,933)	—		96,086	(b)
Wells Fargo Securities LLC	188,679	(187,087)	—		1,592	(b)

	$312,823,186	$(312,641,904)	$—		$181,282

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the

18	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of

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Notes to Financial Statements (unaudited) (continued)

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (unaudited) (continued)

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the six months ended October 31, 2023, the Fund paid BTC $453,378 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Clean Energy	$1,957,682	$6,887	$1,390

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Global Clean Energy	$665,132,450	$813,328,559

For the six months ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global Clean Energy	$—	$566,928,656

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2023, the Fund had non-expiring capital loss carryforwards of $1,384,410,420 available to offset future realized capital gains and qualified late-year losses.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Clean Energy	$4,324,741,063	$123,101,777	$(1,533,367,098)	$(1,410,265,321)

9.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion

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Notes to Financial Statements (unaudited) (continued)

of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the six months ended October 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic

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Notes to Financial Statements (unaudited) (continued)

growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

iShares ETF	Shares	Amount	Shares	Amount

Global Clean Energy
Shares sold	200,000	$3,848,099	16,300,000	$333,990,804
Shares redeemed	(44,600,000)	(731,981,774)	(36,000,000)	(692,891,249)

	(44,400,000)	$(728,133,675)	(19,700,000)	$(358,900,445)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Board Review and Approval of Investment Advisory Contract

iShares Global Clean Energy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

24	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	25

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

26	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	27

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

28	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-408-1023

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

iShares Trust

● iShares International Select Dividend ETF | IDV | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2023	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.76)%	11.97%	2.10%	1.34%	11.97%	10.96%	14.26%

Fund Market	(7.63)	11.64	2.16	1.33	11.64	11.29	14.14

Index	(8.04)	11.34	1.86	1.30	11.34	9.63	13.78

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 922.40	$ 2.37		$1,000.00	$ 1,022.70	$ 2.49		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	26.8%

Industrials	16.7

Materials	16.4

Utilities	15.0

Energy	7.3

Consumer Discretionary	6.3

Communication Services	4.7

Consumer Staples	3.3

Real Estate	3.1

Information Technology	0.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	14.5%

Canada	10.0

South Korea	9.6

Australia	9.1

Japan	8.6

Spain	8.1

Italy	7.5

Hong Kong	6.0

France	5.7

Belgium	2.9

Netherlands	2.7

Norway	2.5

Denmark	2.2

Switzerland	2.2

Finland	2.0

Sweden	1.6

Israel	1.4

Germany	1.3

New Zealand	1.2

Other (each representing less than 1%)	0.9

(a)	Excludes money market funds.

4	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	5

Schedule of Investments (unaudited) October 31, 2023	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.0%
APA Group	3,261,970	$17,099,053
BHP Group Ltd.	5,041,327	142,707,213
Fortescue Metals Group Ltd.	5,494,127	78,158,432
Harvey Norman Holdings Ltd.	4,989,114	11,661,890
JB Hi-Fi Ltd.	1,790,592	51,470,447
Magellan Financial Group Ltd.	2,416,825	10,029,539
Perpetual Ltd.	1,765,806	21,587,793
Super Retail Group Ltd.	2,726,979	22,945,639
Viva Energy Group Ltd.(a)	5,543,696	9,982,642

		365,642,648

Austria — 0.4%
Oesterreichische Post AG(b)	515,059	16,431,270

Belgium — 2.9%
Ageas SA/NV	2,496,584	95,900,863
Proximus SADP	2,693,039	22,321,304

		118,222,167

Canada — 9.8%
Bank of Nova Scotia (The)	1,992,655	80,683,308
Birchcliff Energy Ltd.	3,024,558	16,706,771
Canadian Utilities Ltd., Class A, NVS	1,686,647	35,685,035
Emera Inc.	1,696,946	55,579,800
Great-West Lifeco Inc.	1,889,104	52,337,751
IGM Financial Inc.	1,293,805	29,127,523
Labrador Iron Ore Royalty Corp.	1,154,675	25,395,772
Manulife Financial Corp.	1,791,508	31,185,868
Peyto Exploration & Development Corp.	2,864,364	30,156,636
Power Corp. of Canada	1,763,190	42,479,306

		399,337,770

Denmark — 2.2%
AP Moller - Maersk A/S, Class A	50,407	82,302,591
D/S Norden A/S	138,892	7,891,335

		90,193,926

Finland — 2.0%
Fortum OYJ	5,011,814	59,507,417
Metsa Board OYJ, Class B	2,898,956	21,949,909

		81,457,326

France — 5.7%
ALD SA(a)	1,828,076	12,296,281
Bouygues SA	1,596,230	56,153,787
Nexity SA(b)	851,793	11,901,650
Orange SA	1,879,970	22,112,285
Rubis SCA	1,601,093	34,859,867
TotalEnergies SE	1,383,866	92,521,811

		229,845,681

Germany — 1.2%
Freenet AG	396,102	10,054,217
Hapag-Lloyd AG(a)(b)	109,762	15,875,415
Mercedes-Benz Group AG	390,476	22,973,363

		48,902,995

Hong Kong — 5.9%
CK Hutchison Holdings Ltd.	12,134,000	61,425,750
CK Infrastructure Holdings Ltd.	9,808,500	45,462,776
Henderson Land Development Co. Ltd.(b)	14,007,000	36,648,729
Hysan Development Co. Ltd.	10,697,000	19,690,568
Kerry Properties Ltd.	9,666,500	16,266,656
New World Development Co. Ltd.(b)	19,177,750	35,197,277
PCCW Ltd.	20,671,000	10,117,158

Security	Shares	Value

Hong Kong (continued)
VTech Holdings Ltd.	2,519,600	$14,661,104

		239,470,018
Israel — 1.4%
ICL Group Ltd.	11,738,991	57,096,977

Italy — 7.4%
A2A SpA	6,576,632	12,344,290
Anima Holding SpA(a)	3,959,984	16,183,915
Azimut Holding SpA	1,938,032	40,836,074
Enel SpA	7,317,249	46,446,828
Eni SpA	7,005,519	114,523,880
Italgas SpA	5,602,975	28,473,232
Snam SpA	5,724,568	26,250,242
UnipolSai Assicurazioni SpA	6,596,421	15,634,521

		300,692,982

Japan — 8.5%
Haseko Corp.	1,600,800	19,700,792
Mitsui OSK Lines Ltd.	5,023,800	129,700,922
MS&AD Insurance Group Holdings Inc.	1,423,900	52,172,424
Nippon Yusen KK	4,580,400	112,069,755
Sojitz Corp.	1,486,980	30,877,697

		344,521,590

Netherlands — 2.6%
Flow Traders Ltd., NVS(b)	551,497	10,077,721
NN Group NV	2,135,366	68,486,279
SBM Offshore NV	2,241,623	27,918,205

		106,482,205
New Zealand — 1.1%
Spark New Zealand Ltd.	16,164,791	46,928,310

Norway — 2.5%
Norsk Hydro ASA	1,802,425	10,278,700
Yara International ASA	2,806,739	91,841,929

		102,120,629

Singapore — 0.5%
Golden Agri-Resources Ltd.	97,041,300	19,136,801

South Korea — 8.4%
BNK Financial Group Inc.	2,840,852	14,298,460
DB Insurance Co. Ltd.	864,010	56,211,529
DGB Financial Group Inc.	2,487,247	14,486,307
Hana Financial Group Inc.	2,293,327	66,682,520
Industrial Bank of Korea	2,859,582	23,665,823
KB Financial Group Inc.	1,732,911	66,055,512
Samsung Securities Co. Ltd.	1,120,010	29,340,157
Shinhan Financial Group Co. Ltd.	1,680,943	43,207,327
Woori Financial Group Inc.	2,894,350	25,565,073

		339,512,708

Spain — 8.0%
ACS Actividades de Construccion y Servicios SA	3,231,281	116,855,927
Cia. de Distribucion Integral Logista Holdings SA	1,104,620	27,124,155
Enagas SA	3,174,475	53,104,799
Mapfre SA	3,291,798	6,842,728
Naturgy Energy Group SA	2,124,112	60,101,051
Redeia Corp. SA	2,963,064	46,208,737
Telefonica SA	3,519,662	13,595,174

		323,832,571

Sweden — 1.6%
Samhallsbyggnadsbolaget i Norden AB(b)	19,477,289	5,665,469
Telia Co. AB	27,637,397	58,589,769

		64,255,238

6	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 2.2%
Swiss Re AG	170,028	$18,577,733
Zurich Insurance Group AG	149,894	71,198,531

		89,776,264

United Kingdom — 14.3%
abrdn PLC	3,268,520	6,239,916
Ashmore Group PLC	3,400,818	7,006,320
British American Tobacco PLC	3,833,724	114,522,550
Centamin PLC	3,194,990	3,202,252
IG Group Holdings PLC	2,865,424	22,260,316
Jupiter Fund Management PLC	3,099,387	2,960,756
Legal & General Group PLC	3,760,579	9,689,141
National Grid PLC	2,588,811	30,866,312
Persimmon PLC	6,191,390	76,674,162
Phoenix Group Holdings PLC	4,092,700	22,607,616
Rio Tinto PLC	3,577,911	228,272,345
SSE PLC	2,594,098	51,553,948
Vodafone Group PLC	4,080,640	3,756,382

		579,612,016

Total Common Stocks — 97.6% (Cost: $4,635,728,767)		3,963,472,092

Preferred Stocks

Germany — 0.0%
Schaeffler AG, Preference Shares, NVS	400,994	2,081,183

South Korea — 1.1%
Hyundai Motor Co., Series 2, Preference Shares, NVS	604,921	44,940,824

Total Preferred Stocks — 1.1% (Cost: $47,127,589)		47,022,007

Total Long-Term Investments — 98.7% (Cost: $4,682,856,356)		4,010,494,099

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	44,961,142	$44,979,127
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	2,160,000	2,160,000

Total Short-Term Securities — 1.2% (Cost: $47,121,673)		47,139,127

Total Investments — 99.9% (Cost: $4,729,978,029)		4,057,633,226

Other Assets Less Liabilities — 0.1%		4,190,584

Net Assets — 100.0%		$4,061,823,810

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$68,492,998	$—	$(23,522,502	)(a)	$6,852	$1,779	$44,979,127	44,961,142	$4,187,791	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	4,300,000	—	(2,140,000	)(a)	—	—	2,160,000	2,160,000	194,253		—

					$6,852	$1,779	$47,139,127		$4,382,044		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Select Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	219	12/15/23	$ 9,455	$(227,224)
FTSE 100 Index	163	12/15/23	14,549	(572,959)
SPI 200 Index	72	12/21/23	7,777	(344,998)

				$(1,145,181)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$6,841,650	$(175,324	)(c)	$6,703,643	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/28	4,485,368	(64,202	)(e)	4,449,146	0.1
	Monthly	JPMorgan Chase Bank NA(f)	02/08/24	6,373,261	(120,714	)(g)	6,321,273	0.1

					$(360,240)		$17,474,062

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(37,317) of net dividends and financing fees.
(e)	Amount includes $(27,980) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(68,726) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	45 basis points	45 basis points	40 basis points
Benchmarks:	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)

8	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Select Dividend ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks
Spain
Enagas SA	401,463	$6,703,643	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$6,703,643

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks
Spain
Enagas SA	258,066	$4,312,372	96.9%
Red Electrica Corp. SA	8,780	136,774	3.1

Net Value of Reference Entity — HSBC Bank PLC		$4,449,146

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks
Spain
Enagas SA	378,285	$6,321,273	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank NA		$6,321,273

Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(360,240)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$1,145,181	$—	$—	$—	$1,145,181
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$360,240	$—	$—	$—	$360,240

	$—	$—	$1,505,421	$—	$—	$—	$1,505,421

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Select Dividend ETF

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,119,430)	$—	$—	$—	$(1,119,430)
Swaps	—	—	(1,304,803)	—	—	—	(1,304,803)

	$—	$—	$(2,424,233)	$—	$—	$—	$(2,424,233)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,716,318)	$—	$—	$—	$(2,716,318)
Swaps	—	—	(1,324,881)	—	—	—	(1,324,881)

	$—	$—	$(4,041,199)	$—	$—	$—	$(4,041,199)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$32,770,852
Total return swaps: Average notional value	$20,523,423

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$1,145,181
Swaps - OTC	—	360,240

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	1,505,421
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,145,181)

Total derivative assets and liabilities subject to an MNA	—	360,240

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)

Goldman Sachs Bank USA	$175,324	$—	$—	$(20,000)	$155,324

HSBC Bank PLC	64,202	—	—	—	64,202

JPMorgan Chase Bank NA	120,714	—	—	—	120,714

	$360,240	$—	$—	$(20,000)	$340,240

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

10	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Select Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$451,989,882	$3,511,482,210	$—	$3,963,472,092
Preferred Stocks	—	47,022,007	—	47,022,007
Short-Term Securities
Money Market Funds	47,139,127	—	—	47,139,127

	$499,129,009	$3,558,504,217	$—	$4,057,633,226

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(1,505,421)	$—	$(1,505,421)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities (unaudited)

October 31, 2023

iShares International Select Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,010,494,099
Investments, at value — affiliated(c)	47,139,127
Cash	6,723
Cash pledged as collateral for OTC derivatives	20,000
Foreign currency collateral pledged for futures contracts(d)	2,418,688
Foreign currency, at value(e)	29,188,802
Receivables:
Investments sold	85
Securities lending income — affiliated	407,844
Swaps	31,679
Dividends — unaffiliated	15,775,619
Dividends — affiliated	30,074
Tax reclaims	14,050,551
Variation margin on futures contracts	68,899

Total assets	4,119,632,190

LIABILITIES
Cash received for futures contracts	6,344
Collateral on securities loaned, at value	44,948,235
Payables:
Investments purchased	5,976,544
Swaps	206,509
Investment advisory fees	1,732,363
IRS compliance fee for foreign withholding tax claims	4,578,145
Unrealized depreciation on OTC swaps	360,240

Total liabilities	57,808,380

Commitments and contingent liabilities

NET ASSETS	$4,061,823,810

NET ASSETS CONSIST OF
Paid-in capital	$5,967,204,695
Accumulated loss	(1,905,380,885)

NET ASSETS	$4,061,823,810

NET ASSET VALUE
Shares outstanding	164,100,000

Net asset value	$24.75

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$4,682,856,356
(b) Securities loaned, at value	$42,833,072
(c) Investments, at cost — affiliated	$47,121,673
(d) Foreign currency collateral pledged, at cost	$2,528,989
(e) Foreign currency, at cost	$29,086,319

See notes to financial statements.

12	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended October 31, 2023

iShares International Select Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$185,340,656
Dividends — affiliated	194,253
Interest — unaffiliated	135,648
Securities lending income — affiliated — net	4,187,791
Other income — unaffiliated	70,473
Foreign taxes withheld	(17,100,210)
IRS compliance fee for foreign withholding tax claims	128,887

Total investment income	172,957,498

EXPENSES
Investment advisory	11,411,701
Professional	16,338
Commitment costs	11,223

Total expenses	11,439,262

Net investment income	161,518,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(65,761,497)
Investments — affiliated	6,852
Foreign currency transactions	(3,145,454)
Futures contracts	(1,119,430)
In-kind redemptions — unaffiliated(a)	33,809,993
Swaps	(1,304,803)

(37,514,339)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(488,704,193)
Investments — affiliated	1,779
Foreign currency translations	(353,275)
Futures contracts	(2,716,318)
Swaps	(1,324,881)

(493,096,888)

Net realized and unrealized loss	(530,611,227)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(369,092,991)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	iShares International Select Dividend ETF

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$161,518,236	$346,145,773
Net realized loss	(37,514,339)	(158,688,634)
Net change in unrealized appreciation (depreciation)	(493,096,888)	(219,514,963)

Net decrease in net assets resulting from operations	(369,092,991)	(32,057,824)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(216,248,724)	(304,367,747)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(375,411,273)	749,314,980

NET ASSETS
Total increase (decrease) in net assets	(960,752,988)	412,889,409
Beginning of period	5,022,576,798	4,609,687,389

End of period	$4,061,823,810	$5,022,576,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$28.14		$30.17		$32.41		$24.14	$31.59	$34.11

Net investment income(a)	0.93		2.06	(b)	1.95	(b)	1.35	1.83	1.71
Net realized and unrealized gain (loss)(c)	(3.08)		(2.25)		(2.48)		8.19	(7.10)	(2.48)

Net increase (decrease) from investment operations	(2.15)		(0.19)		(0.53)		9.54	(5.27)	(0.77)

Distributions from net investment income(d)	(1.24)		(1.84)		(1.71)		(1.27)	(2.18)	(1.75)

Net asset value, end of period	$24.75		$28.14		$30.17		$32.41	$24.14	$31.59

Total Return(e)
Based on net asset value	(7.76	)%(f)	(0.06	)%(b)	(1.76	)%(b)	40.57%	(17.15)%	(2.13)%

Ratios to Average Net Assets(g)
Total expenses	0.49	%(h)	0.51%		0.54%		0.49%	0.49%	0.49%

Total expenses after fees waived	0.49	%(h)	0.51%		0.54%		0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49	%(h)	0.49%		0.49%		N/A	N/A	0.49%

Net investment income	6.97	%(h)	7.58	%(b)	6.12	%(b)	4.87%	6.06%	5.39%

Supplemental Data
Net assets, end of period (000)	$4,061,824		$5,022,579		$4,609,687		$4,329,942	$3,421,123	$4,377,418

Portfolio turnover rate(i)	3%		29%		36%		86%	12%	35%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2023 and April 30,2022 respectively:

• Net investment income per share by $0.04 and $0.13.

• Total return by 0.13% and 0.39%.

• Ratio of net investment income to average net assets by 0.15% and 0.41%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

International Select Dividend	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

International Select Dividend
Goldman Sachs & Co. LLC	$7,452,217	$(7,383,319)	$—	$68,898	(b)
HSBC Bank PLC	1,308,229	(1,308,229)	—	—
J.P. Morgan Securities LLC	6,045,962	(6,045,962)	—	—
Jefferies LLC	176,086	(169,619)	—	6,467	(b)
Morgan Stanley	25,435,521	(25,435,521)	—	—
SG Americas Securities LLC	2,415,057	(2,415,057)	—	—

	$42,833,072	$(42,757,707)	$—	$75,365

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $12 billion	0.5000%

Over $12 billion, up to and including $18 billion	0.4750

Over $18 billion, up to and including $24 billion	0.4513

Over $24 billion, up to and including $30 billion	0.4287

Over $30 billion	0.4073

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver for the Fund in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the six months ended October 31, 2023, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the six months ended October 31, 2023, the Fund paid BTC $898,175 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

20	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

International Select Dividend	$—	$11,475,458	$(3,710,187)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International Select Dividend	$157,733,471	$230,209,016

For the six months ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International Select Dividend	$9,850,720	$341,162,516

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2023, the Fund had non-expiring capital loss carryforwards of $1,155,168,435 available to offset future realized capital gains and qualified late-year losses.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Select Dividend	$4,795,345,699	$260,801,219	$(1,000,019,113)	$(739,217,894)

9.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

During the six months ended October 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and

22	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23
iShares ETF	Shares	Amount	Shares	Amount

International Select Dividend
Shares sold	800,000	$21,597,105	29,750,000	$855,301,402
Shares redeemed	(15,200,000)	(397,008,378)	(4,050,000)	(105,986,422)

	(14,400,000)	$(375,411,273)	25,700,000	$749,314,980

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Select Dividend ETF is able to pass through to shareholders as a foreign tax credit in the current year, the fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

The iShares International Select Dividend ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Board Review and Approval of Investment Advisory Contract

iShares International Select Dividend ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

24	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	25

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

26	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	27

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

28	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-406-1023

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

iShares Trust

•	iShares Environmentally Aware Real Estate ETF | ERET | NASDAQ

•	iShares Global REIT ETF | REET | NYSE Arca

•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Fund Summary as of October 31, 2023	iShares® Environmentally Aware Real Estate ETF

Investment Objective

The iShares Environmentally Aware Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of developed market real estate equities while targeting increased exposure to green certification and energy efficiency relative to the parent index as represented by FTSE EPRA Nareit Developed Green Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in that Index.

Performance

		Cumulative Total Returns

	6-Month Total Returns	Since Inception
Fund NAV	(11.26)%	(9.80)%
Fund Market	(11.30)	(9.53)
Index	(11.47)	(10.37)

The inception date of the Fund was November 15, 2022. The first day of secondary market trading was November 17, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 887.40	$ 1.42		$ 1,000.00	$ 1,023.60	$ 1.53		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Retail REITs	15.4%
Industrial REITs	14.3
Multi-Family Residential REITs	11.4
Data Center REITs	10.1
Office REITs	8.3
Real Estate Operating Companies	8.0
Diversified REITs	6.2
Diversified Real Estate Activities	5.8
Health Care REITs	5.7
Self Storage REITs	4.2
Single-Family Residential REITs	3.5
Other Specialized REITs	3.0
Hotel & Resort REITs	2.5
Real Estate Development	1.5
Other (each representing less than 1%)	0.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	59.7%
Japan	10.4
Hong Kong	5.8
Singapore	5.7
Australia	4.1
United Kingdom	3.5
Germany	2.2
Canada	1.9
Sweden	1.6
France	1.6

(a)	Excludes money market funds.

4	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(11.59)%	(6.19)%	(0.24)%	1.70%	(6.19)%	(1.18)%	17.04%
Fund Market	(11.71)	(6.34)	(0.21)	1.70	(6.34)	(1.03)	17.01
Index	(11.97)	(7.04)	(1.01)	0.92	(7.04)	(4.93)	8.87

The inception date of the Fund was July 8, 2014. The first day of secondary market trading was July 10, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 884.10	$ 0.66		$ 1,000.00	$ 1,024.40	$ 0.71		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Retail REITs	19.3%
Industrial REITs	17.4
Multi-Family Residential REITs	10.7
Data Center REITs	9.0
Health Care REITs	9.0
Office REITs	8.2
Diversified REITs	8.1
Self Storage REITs	6.3
Single-Family Residential REITs	4.6
Other Specialized REITs	3.9
Hotel & Resort REITs	3.3
Other (each representing less than 1%)	0.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	71.5%
Japan	7.7
United Kingdom	4.4
Australia	3.7
Singapore	3.4
Canada	2.5
France	1.7
Hong Kong	1.1
Belgium	1.1
Mexico	0.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

		Average Annual Total Returns			Cumulative Total Returns

	6-Month Total Returns	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(13.98)%	(3.27)%	(4.18)%	(1.28)%	(3.27)%	(19.23)%	(12.05)%
Fund Market	(14.02)	(3.14)	(4.15)	(1.28)	(3.14)	(19.09)	(12.09)
Index	(14.04)	(3.56)	(4.15)	(1.13)	(3.56)	(19.10)	(10.77)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 860.20	$ 2.24		$ 1,000.00	$ 1,022.70	$ 2.44		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Real Estate Operating Companies	20.0%
Retail REITs	16.5
Diversified Real Estate Activities	14.5
Industrial REITs	13.1
Diversified REITs	12.3
Office REITs	9.6
Multi-Family Residential REITs	5.1
Real Estate Development	2.7
Health Care REITs	2.3
Hotel & Resort REITs	1.7
Self Storage REITs	1.1
Other (each representing less than 1%)	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	28.8%
Hong Kong	11.0
United Kingdom	10.9
Singapore	9.6
Australia	9.0
Canada	6.5
Germany	5.3
Sweden	4.3
France	4.1
Switzerland	3.6

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments (unaudited) October 31, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Data Center REITs — 10.1%
Digital Realty Trust Inc.	1,875	$233,175
Equinix Inc.	762	555,985
Keppel DC REIT	7,500	9,256

		798,416

Diversified Real Estate Activities — 5.8%
Allreal Holding AG, Registered	63	10,109
City Developments Ltd.	2,100	9,693
Heiwa Real Estate Co. Ltd.	200	5,120
Mitsubishi Estate Co. Ltd.	7,800	99,842
Mitsui Fudosan Co. Ltd.	5,100	110,542
New World Development Co. Ltd.(a)	12,000	22,024
Nomura Real Estate Holdings Inc.	600	14,014
Peach Property Group AG(a)(b)	122	1,601
Sumitomo Realty & Development Co. Ltd.	1,800	45,169
Sun Hung Kai Properties Ltd.	10,500	107,821
Tokyo Tatemono Co. Ltd.	1,200	15,934
UOL Group Ltd.	3,000	12,921

		454,790

Diversified REITs — 6.1%
Abrdn Property Income Trust	1,956	1,108
Activia Properties Inc.	3	8,116
Alexander & Baldwin Inc.	387	6,115
American Assets Trust Inc.	351	6,230
Argosy Property Ltd.	4,323	2,670
Armada Hoffler Properties Inc.	363	3,616
Balanced Commercial Property Trust Ltd.	1,929	1,483
British Land Co. PLC (The)	7,530	27,298
Broadstone Net Lease Inc.	780	11,037
Charter Hall Long Wale REIT	3,477	6,680
Cromwell European Real Estate Investment Trust	2,400	2,920
Custodian Reit PLC	2,010	2,010
Daiwa House REIT Investment Corp.	14	24,776
Empire State Realty Trust Inc., Class A	1,641	13,276
Essential Properties Realty Trust Inc.	795	17,450
Global Net Lease Inc.	992	7,877
GPT Group (The)	13,752	31,737
Growthpoint Properties Australia Ltd.	1,524	1,913
H&R Real Estate Investment Trust	1,257	7,732
Heiwa Real Estate REIT Inc.	6	5,609
Hulic Reit Inc.	6	6,121
ICADE	144	4,705
Land Securities Group PLC	3,057	21,190
Lar Espana Real Estate SOCIMI SA	891	5,166
LXI REIT PLC	3,807	3,968
Merlin Properties SOCIMI SA	3,687	30,741
Mirvac Group	27,777	32,228
Mori Trust Reit Inc.	9	4,388
NIPPON REIT Investment Corp.	3	6,931
Nomura Real Estate Master Fund Inc.	21	23,173
NTT UD REIT Investment Corp.	6	4,946
OUE Commercial Real Estate Investment Trust	25,200	4,325
Picton Property Income Ltd.	2,436	1,925
Schroder REIT Ltd.	3,483	1,717
Sekisui House Reit Inc.	24	12,640
Star Asia Investment Corp.	6	2,261
Stockland	15,855	35,784
Stride Property Group	2,178	1,726
Sunlight REIT	12,000	3,319
Suntec REIT	21,600	17,358
Takara Leben Real Estate Investment Corp.	3	1,965

Security	Shares	Value

Diversified REITs (continued)
Tokyu REIT Inc.	5	$5,966
UK Commercial Property REIT Ltd.	4,029	2,584
United Urban Investment Corp.	12	12,098
WP Carey Inc.	891	47,802

		484,680

Health Care Facilities — 0.1%
Chartwell Retirement Residences	1,506	11,034

Health Care REITs — 5.7%
Aedifica SA	228	12,439
Assura PLC	6,840	3,404
CareTrust REIT Inc.	393	8,457
Cofinimmo SA	129	8,022
Community Healthcare Trust Inc.	57	1,634
Healthcare Realty Trust Inc., Class A	870	12,484
Healthpeak Properties Inc.	2,061	32,048
Impact Healthcare Reit PLC, Class B	741	747
LTC Properties Inc.	93	2,940
Medical Properties Trust Inc.	1,614	7,715
National Health Investors Inc.	213	10,658
NorthWest Healthcare Properties REIT	550	1,590
Omega Healthcare Investors Inc.	597	19,761
Parkway Life REIT	1,500	3,680
Physicians Realty Trust	468	5,082
Primary Health Properties PLC	2,409	2,628
Sabra Health Care REIT Inc.	615	8,389
Target Healthcare REIT PLC	1,497	1,312
Universal Health Realty Income Trust	54	2,076
Ventas Inc.	2,694	114,387
Vital Healthcare Property Trust	1,299	1,514
Welltower Inc.	2,265	189,377

		450,344

Hotel & Resort REITs — 2.5%
Apple Hospitality REIT Inc.	885	13,877
CapitaLand Ascott Trust	8,080	5,313
CDL Hospitality Trusts	4,500	3,182
DiamondRock Hospitality Co.	1,170	9,044
Far East Hospitality Trust	4,800	2,073
Hoshino Resorts REIT Inc.	1	3,934
Host Hotels & Resorts Inc.	4,179	64,691
Hotel Property Investments Ltd.	2,010	3,264
Invincible Investment Corp.	15	5,769
Japan Hotel REIT Investment Corp.	12	5,456
Park Hotels & Resorts Inc.	1,041	12,003
Pebblebrook Hotel Trust	678	8,088
RLJ Lodging Trust	749	7,040
Ryman Hospitality Properties Inc.	291	24,909
Service Properties Trust	447	3,241
Summit Hotel Properties Inc.	465	2,623
Sunstone Hotel Investors Inc.	1,422	13,224
Xenia Hotels & Resorts Inc.	779	9,060

		196,791

Industrial REITs — 14.3%
Advance Logistics Investment Corp.	3	2,444
AIMS APAC REIT	4,347	3,809
Americold Realty Trust Inc.	1,422	37,285
CapitaLand Ascendas REIT	28,200	53,581
Centuria Industrial REIT	2,265	4,099
CRE Logistics REIT Inc.	3	3,152
Dexus Industria REIT	1,230	1,859
Dream Industrial REIT	966	8,157

8	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial REITs (continued)
EastGroup Properties Inc.	234	$38,200
ESR Kendall Square REIT Co. Ltd.	861	2,043
ESR-LOGOS REIT	49,600	9,962
First Industrial Realty Trust Inc.	612	25,888
Frasers Logistics & Commercial Trust	20,100	15,268
GLP J-Reit	48	42,992
Goodman Property Trust	4,731	5,540
Granite REIT	267	12,159
Industrial & Infrastructure Fund Investment Corp.	12	10,786
Innovative Industrial Properties Inc.	105	7,542
Intervest Offices & Warehouses NV	171	3,628
Japan Logistics Fund Inc.	6	11,114
LaSalle Logiport REIT	15	14,711
LondonMetric Property PLC	4,788	9,649
LXP Industrial Trust	1,500	11,865
Mapletree Industrial Trust	15,600	24,522
Mapletree Logistics Trust	21,600	23,195
Mitsubishi Estate Logistics REIT Investment Corp.	2	5,033
Mitsui Fudosan Logistics Park Inc.	5	15,116
Montea NV	57	4,029
Nippon Prologis REIT Inc.	33	58,719
Prologis Inc.	4,851	488,738
Rexford Industrial Realty Inc.	723	31,263
Segro PLC	5,595	48,632
SOSiLA Logistics REIT Inc.	6	4,754
STAG Industrial Inc.	876	29,101
Terreno Realty Corp.	360	19,181
Tritax Big Box REIT PLC	11,322	18,850
Urban Logistics REIT PLC	2,208	2,796
Warehouse REIT PLC	1,995	1,758
Warehouses De Pauw CVA	705	17,443

		1,128,863

Multi-Family Residential REITs — 11.3%
Advance Residence Investment Corp.	8	17,394
Apartment Income REIT Corp.	975	28,480
Apartment Investment & Management Co., Class A(b)	804	4,711
AvalonBay Communities Inc.	1,113	184,469
Boardwalk REIT	171	7,985
Camden Property Trust	690	58,567
Canadian Apartment Properties REIT	846	24,903
Centerspace	84	4,081
Comforia Residential REIT Inc.	4	8,489
Daiwa Securities Living Investments Corp.	12	8,873
Elme Communities	765	9,761
Empiric Student Property PLC	3,342	3,432
Equity Residential	3,321	183,751
Essex Property Trust Inc.	468	100,115
Independence Realty Trust Inc.	939	11,634
Ingenia Communities Group	2,661	6,623
InterRent REIT	627	5,317
Irish Residential Properties REIT PLC	2,940	2,832
Kenedix Residential Next Investment Corp.(b)	6	8,360
Killam Apartment REIT	543	6,136
Mid-America Apartment Communities Inc.	718	84,832
NexPoint Residential Trust Inc.	129	3,482
Nippon Accommodations Fund Inc.	3	12,086
Residential Secure Income PLC, NVS(c)	819	534
Samty Residential Investment Corp.	3	2,240
Triple Point Social Housing REIT PLC(c)	1,578	1,042
UDR Inc.	2,340	74,435
UNITE Group PLC (The)	2,280	24,128
Veris Residential Inc.	270	3,615

Security	Shares	Value

Multi-Family Residential REITs (continued)
Xior Student Housing NV	100	$2,877

		895,184

Office REITs — 8.3%
Abacus Group	2,697	1,642
Alexandria Real Estate Equities Inc.	969	90,243
Allied Properties REIT	513	5,863
Boston Properties Inc.	1,599	85,658
Brandywine Realty Trust	1,653	6,182
Centuria Office REIT	1,968	1,370
Champion REIT	24,000	7,581
CLS Holdings PLC	663	700
Corporate Office Properties Trust	672	15,322
Cousins Properties Inc.	1,797	32,112
Covivio	243	10,414
Cromwell Property Group	9,939	2,027
Daiwa Office Investment Corp.	1	4,375
Derwent London PLC	486	10,801
Dexus	6,900	28,498
Douglas Emmett Inc.	909	10,190
Easterly Government Properties Inc., Class A	519	5,584
Gecina SA	282	27,690
Global One Real Estate Investment Corp.	3	2,276
Great Portland Estates PLC	1,170	5,546
Helical PLC	384	896
Highwoods Properties Inc.	798	14,276
Hudson Pacific Properties Inc.	1,780	7,939
Ichigo Office REIT Investment Corp.	6	3,366
Inmobiliaria Colonial SOCIMI SA	3,270	18,346
Japan Excellent Inc.	6	5,266
Japan Prime Realty Investment Corp.	3	7,027
Japan Real Estate Investment Corp.	6	22,286
JBG SMITH Properties	1,545	19,884
JR Global Reit	482	1,406
Kenedix Office Investment Corp.	8	8,344
Keppel Pacific Oak US REIT	6,900	1,270
Keppel REIT	27,000	15,678
Kilroy Realty Corp.	1,071	30,609
Mirai Corp.	9	2,718
Mori Hills REIT Investment Corp.	21	19,655
Nippon Building Fund Inc.	6	24,108
NSI NV	93	1,679
One REIT Inc.	1	1,733
Orix JREIT Inc.	15	17,239
Paramount Group Inc.	1,941	8,308
Piedmont Office Realty Trust Inc., Class A	1,359	7,080
Precinct Properties New Zealand Ltd.	7,476	4,835
Prosperity REIT	9,000	1,555
Regional REIT Ltd.(c)	909	311
Sankei Real Estate Inc.	3	1,817
SL Green Realty Corp.	768	22,495
Vornado Realty Trust	1,417	27,206
Workspace Group PLC	357	2,098

		653,504

Other Specialized REITs — 2.9%
Arena REIT	2,172	4,394
Charter Hall Social Infrastructure REIT	822	1,246
EPR Properties	267	11,401
Four Corners Property Trust Inc.	450	9,585
Gaming and Leisure Properties Inc.	1,068	48,477
Safehold Inc.	189	3,075

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Other Specialized REITs (continued)
VICI Properties Inc., Class A	5,535	$154,426

		232,604

Real Estate Development — 1.5%
CK Asset Holdings Ltd.	16,500	82,472
Lifestyle Communities Ltd.(a)	627	6,238
Sino Land Co. Ltd.	28,000	27,953

		116,663

Real Estate Operating Companies — 8.0%
Aberdeen Standard European Logistics Income PLC(c)	2,172	1,348
Aeon Mall Co. Ltd.	600	6,823
Amot Investments Ltd.	1,170	4,900
Aroundtown SA(b)	5,828	13,170
Atrium Ljungberg AB, Class B	504	7,750
Azrieli Group Ltd.	270	11,625
CA Immobilien Anlagen AG	327	11,057
Capitaland Investment Ltd./Singapore	21,300	45,735
Castellum AB	2,046	19,608
Catena AB	159	5,267
Cibus Nordic Real Estate AB	210	1,971
Citycon OYJ	900	4,761
Corem Property Group AB, Class B	2,706	1,747
Deutsche EuroShop AG	81	1,469
Deutsche Wohnen SE	318	6,843
Dios Fastigheter AB	510	2,761
Entra ASA(c)	393	3,066
Fabege AB	2,124	15,847
Fastighets AB Balder, Class B(a)(b)	3,795	16,124
Grainger PLC	3,576	9,884
Grand City Properties SA(b)	591	5,285
Hiag Immobilien Holding AG	15	1,290
Hongkong Land Holdings Ltd.	10,500	33,303
Hufvudstaden AB, Class A	1,542	16,440
Hulic Co. Ltd.	1,800	16,503
Hysan Development Co. Ltd.	6,000	11,045
Intershop Holding AG	6	3,981
Kennedy-Wilson Holdings Inc.	645	8,301
Kojamo OYJ	912	7,791
LEG Immobilien SE(b)	438	27,380
Mobimo Holding AG, Registered	30	8,286
NP3 Fastigheter AB	99	1,323
Nyfosa AB	909	4,399
Pandox AB, Class B	237	2,333
Phoenix Spree Deutschland Ltd.(b)	375	711
Platzer Fastigheter Holding AB, Class B	249	1,305
PSP Swiss Property AG, Registered	165	20,301
Sagax AB, Class B	732	13,251
Samhallsbyggnadsbolaget i Norden AB(a)	5,823	1,694
Shurgard Self Storage Ltd.	117	4,379
Sirius Real Estate Ltd.	5,184	5,037
Swire Properties Ltd.	16,200	31,367
Swiss Prime Site AG, Registered	303	28,163
TAG Immobilien AG(b)	966	10,562
Tricon Residential Inc.	984	6,521
VGP NV	36	2,931
Vonovia SE	4,665	107,398
Wallenstam AB, Class B	1,788	6,047
Wharf Real Estate Investment Co. Ltd.	13,000	45,475
Wihlborgs Fastigheter AB	1,392	9,023

		633,581

Retail REITs — 15.3%
Acadia Realty Trust	346	4,955

Security	Shares	Value

Retail REITs (continued)
AEON REIT Investment Corp.	6	$5,712
Agree Realty Corp.	347	19,411
Ascencio	36	1,630
Brixmor Property Group Inc.	1,032	21,455
BWP Trust	3,420	7,073
Capital & Counties Properties PLC	6,962	8,826
CapitaLand Integrated Commercial Trust	81,900	105,259
Carmila SA	420	5,885
Charter Hall Retail REIT	3,762	7,310
Choice Properties REIT	1,200	10,419
Crombie REIT	501	4,400
Eurocommercial Properties NV	402	8,630
Federal Realty Investment Trust	492	44,866
First Capital Real Estate Investment Trust	1,284	12,074
Fortune REIT	9,000	5,035
Frasers Centrepoint Trust	15,900	24,053
Frontier Real Estate Investment Corp.	2	5,983
Fukuoka REIT Corp.	3	3,230
Getty Realty Corp.	158	4,206
Hamborner REIT AG	459	3,037
Hammerson PLC	36,531	9,786
HomeCo Daily Needs REIT	7,716	5,262
Immobiliare Grande Distribuzione SIIQ SpA	348	714
InvenTrust Properties Corp.	261	6,551
Japan Metropolitan Fund Invest	12	7,744
Kenedix Retail REIT Corp.(b)	3	5,240
Kimco Realty Corp.	2,838	50,914
Kite Realty Group Trust	1,131	24,113
Kiwi Property Group Ltd.	8,721	3,938
Klepierre SA	1,842	44,731
Lendlease Global Commercial REIT	27,600	10,280
Link REIT	16,200	74,344
LOTTE Reit Co. Ltd.	1,115	2,377
Macerich Co. (The)	858	8,340
Mapletree Pan Asia Commercial Trust	32,700	31,781
Mercialys SA	513	4,370
NETSTREIT Corp.	480	6,840
NewRiver REIT PLC	2,121	2,011
NNN REIT Inc.	531	19,291
Paragon REIT	13,800	8,013
Phillips Edison & Co. Inc.	942	33,262
Prinmaris REIT	330	2,958
Realty Income Corp.	2,061	97,650
Regency Centers Corp.	750	45,195
Region RE Ltd.	8,112	10,143
Retail Estates NV	60	3,653
Retail Opportunity Investments Corp.	489	5,741
RioCan REIT	1,494	18,153
RPT Realty	354	3,820
Scentre Group	39,198	60,725
Simon Property Group Inc.	1,296	142,417
SITE Centers Corp.	699	8,150
SmartCentres Real Estate Investment Trust	486	7,531
Spirit Realty Capital Inc.	438	15,764
Starhill Global REIT	12,300	4,002
Supermarket Income Reit PLC	9,084	8,016
Tanger Factory Outlet Centers Inc.	627	14,139
Unibail-Rodamco-Westfield, New(b)	477	23,635
Urban Edge Properties	450	7,137
Vastned Retail NV	81	1,622
Vicinity Ltd.	45,078	48,825
Waypoint REIT Ltd.	5,403	7,297

10	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Wereldhave NV	282	$4,252

		1,214,176

Self Storage REITs — 4.2%
Abacus Storage King(b)	2,697	1,702
Big Yellow Group PLC	837	9,735
CubeSmart	966	32,931
Extra Space Storage Inc.	917	94,992
National Storage Affiliates Trust	366	10,438
National Storage REIT	5,808	7,405
Public Storage	697	166,381
Safestore Holdings PLC	945	7,864

		331,448

Single-Family Residential REITs — 3.5%
American Homes 4 Rent, Class A	1,444	47,277
Equity LifeStyle Properties Inc.	1,026	67,511
Invitation Homes Inc.	3,093	91,831
PRS REIT PLC (The)	2,934	2,575
Sun Communities Inc.	588	65,409
Tritax EuroBox PLC(c)	5,097	2,788

		277,391

Total Long-Term Investments — 99.6% (Cost: $9,039,936)		7,879,469

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	36,972	$36,987
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	10,000	10,000

Total Short -Term Investments — 0.6% (Cost: $46,982)		46,987

Total Investments — 100.2% (Cost: $9,086,918)		7,926,456

Liabilities in Excess of Other Assets — (0.2)%		(12,405)

Net Assets — 100.0%		$7,914,051

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$66,735	$—		$(29,761	)(a)	$8	$5	$36,987	36,972	$355	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000	(a)	—		—	—	10,000	10,000	172		—

						$8	$5	$46,987		$527		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	1	12/15/23	$29	$(1,178)

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Environmentally Aware Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,178	$—	$—	$—	$1,178

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,324)	$—	$—	$—	$(3,324)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,029)	$—	$—	$—	$(2,029)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,995,024	$2,884,445	$—	$7,879,469
Short-Term Securities
Money Market Funds	46,987	—	—	46,987

	$5,042,011	$2,884,445	$—	$7,926,456

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,178)	$—	$—	$(1,178)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.7%
Abacus Group	1,210,886	$737,400
Abacus Storage King(a)	1,210,886	764,285
Arena REIT	778,580	1,575,077
BWP Trust	1,166,047	2,411,406
Centuria Industrial REIT	1,264,069	2,287,759
Centuria Office REIT	1,121,624	780,892
Charter Hall Long Wale REIT	1,564,502	3,005,620
Charter Hall Retail REIT	1,159,233	2,252,546
Charter Hall Social Infrastructure REIT	799,901	1,212,104
Cromwell Property Group	3,452,863	704,154
Dexus	2,586,074	10,680,968
Dexus Industria REIT	508,395	768,440
GPT Group (The)	4,607,604	10,633,560
Growthpoint Properties Australia Ltd.	677,151	850,160
HealthCo REIT(b)	1,072,616	935,569
HomeCo Daily Needs REIT	4,130,255	2,816,566
Hotel Property Investments Ltd.	469,626	762,642
Mirvac Group	9,472,421	10,990,407
National Storage REIT	3,007,650	3,834,705
Region RE Ltd.	2,763,023	3,454,860
Scentre Group	12,422,985	19,245,576
Stockland	5,726,104	12,923,478
Vicinity Ltd.	8,978,093	9,724,450
Waypoint REIT Ltd.	1,611,163	2,175,936

		105,528,560

Belgium — 1.1%
Aedifica SA	112,215	6,121,950
Ascencio	12,284	556,058
Cofinimmo SA	80,331	4,995,420
Home Invest Belgium SA, NVS	23,306	337,350
Intervest Offices & Warehouses NV	63,115	1,338,979
Montea NV	35,052	2,477,394
Retail Estates NV	29,582	1,801,145
Shurgard Self Storage Ltd.	60,623	2,268,798
Warehouses De Pauw CVA	380,932	9,425,213
Xior Student Housing NV	73,158	2,104,976

		31,427,283

Canada — 2.4%
Allied Properties REIT	302,976	3,462,895
Boardwalk REIT	89,722	4,189,938
Canadian Apartment Properties REIT	396,860	11,681,864
Choice Properties REIT	614,013	5,330,966
Crombie REIT	254,795	2,237,897
Dream Industrial REIT	596,399	5,036,115
First Capital Real Estate Investment Trust	503,183	4,731,571
Granite REIT	142,212	6,476,068
H&R Real Estate Investment Trust	627,193	3,857,910
InterRent REIT	315,620	2,676,539
Killam Apartment REIT	272,354	3,077,546
NorthWest Healthcare Properties REIT	519,436	1,502,029
Prinmaris REIT	228,704	2,049,966
RioCan REIT	719,923	8,747,577
SmartCentres Real Estate Investment Trust	308,240	4,776,692

		69,835,573

China — 0.0%
Yuexiu REIT(b)	5,508,000	788,478

France — 1.7%
ARGAN SA, NVS	23,542	1,610,695
Carmila SA	135,979	1,905,392

Security	Shares	Value

France (continued)
Covivio	128,062	$5,488,017
Gecina SA	124,026	12,178,217
ICADE	77,790	2,541,809
Klepierre SA	494,196	12,000,947
Mercialys SA	209,664	1,785,980
Unibail-Rodamco-Westfield, New(a)	244,970	12,138,064

		49,649,121

Germany — 0.0%
Hamborner REIT AG	173,092	1,145,203

Hong Kong — 1.1%
Champion REIT	4,360,000	1,377,271
Fortune REIT	3,343,000	1,870,374
Link REIT	6,103,220	28,008,528
Prosperity REIT	2,859,000	493,963
Sunlight REIT	2,460,000	680,396

		32,430,532

India — 0.3%
Embassy Office Parks REIT	1,451,388	5,432,937
Mindspace Business Parks REIT(c)	522,066	1,938,370
Nexus Select Trust, NVS(a)	770,942	1,178,561

		8,549,868

Ireland — 0.0%
Irish Residential Properties REIT PLC	1,069,753	1,030,375

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	158,275	324,893

Japan — 7.7%
Activia Properties Inc.	1,750	4,734,602
Advance Logistics Investment Corp.	1,531	1,247,149
Advance Residence Investment Corp.	3,073	6,681,326
AEON REIT Investment Corp.	4,209	4,006,935
Comforia Residential REIT Inc.	1,603	3,401,982
CRE Logistics REIT Inc.	1,458	1,532,006
Daiwa House REIT Investment Corp.	5,082	8,993,856
Daiwa Office Investment Corp.	633	2,769,034
Daiwa Securities Living Investments Corp.	4,908	3,629,020
Frontier Real Estate Investment Corp.	1,148	3,434,393
Fukuoka REIT Corp.	1,763	1,898,154
Global One Real Estate Investment Corp.	2,516	1,908,579
GLP J-Reit	11,101	9,942,689
Hankyu Hanshin REIT Inc.	1,546	1,452,506
Health Care & Medical Investment Corp.	868	812,779
Heiwa Real Estate REIT Inc.	2,396	2,239,820
Hoshino Resorts REIT Inc.	594	2,337,044
Hulic Reit Inc.	3,004	3,064,358
Ichigo Office REIT Investment Corp.	2,867	1,608,494
Industrial & Infrastructure Fund Investment Corp.	4,693	4,218,064
Invincible Investment Corp.	16,104	6,193,604
Japan Excellent Inc.	2,934	2,575,227
Japan Hotel REIT Investment Corp.	10,725	4,875,942
Japan Logistics Fund Inc.	2,143	3,969,451
Japan Metropolitan Fund Invest	16,400	10,583,687
Japan Prime Realty Investment Corp.	2,176	5,096,833
Japan Real Estate Investment Corp.	3,186	11,833,828
Kenedix Office Investment Corp.	3,638	3,794,391
Kenedix Residential Next Investment Corp.(a)	2,513	3,501,273
Kenedix Retail REIT Corp.(a)	1,419	2,478,679
LaSalle Logiport REIT	4,441	4,355,385
Mirai Corp.	3,841	1,159,839
Mitsubishi Estate Logistics REIT Investment Corp.	1,170	2,944,559

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Logistics Park Inc.	1,284	$3,881,828
Mori Hills REIT Investment Corp.	3,806	3,562,212
Mori Trust Reit Inc.	6,086	2,967,007
Nippon Accommodations Fund Inc.	1,110	4,471,965
Nippon Building Fund Inc.	3,656	14,689,565
Nippon Prologis REIT Inc.	5,897	10,492,976
NIPPON REIT Investment Corp.	1,033	2,386,562
Nomura Real Estate Master Fund Inc.	10,695	11,801,485
NTT UD REIT Investment Corp.	3,197	2,635,493
One REIT Inc.	591	1,023,928
Orix JREIT Inc.	6,315	7,257,590
Samty Residential Investment Corp.	992	740,670
Sankei Real Estate Inc.	1,164	705,153
Sekisui House Reit Inc.	9,811	5,167,213
SOSiLA Logistics REIT Inc.	1,656	1,311,989
Star Asia Investment Corp.	4,032	1,519,164
Starts Proceed Investment Corp.	611	839,336
Takara Leben Real Estate Investment Corp.	1,622	1,062,188
Tokyu REIT Inc.	2,262	2,699,221
United Urban Investment Corp.	7,069	7,126,744

		219,617,777

Malaysia — 0.1%
Axis Real Estate Investment Trust(b)	3,253,200	1,235,937

Mexico — 0.8%
Concentradora Fibra Danhos SA de CV(b)	572,315	614,249
FIBRA Macquarie Mexico(c)	1,741,750	2,699,234
Fibra Uno Administracion SA de CV	6,907,834	10,486,850
PLA Administradora Industrial S. de RL de CV	1,851,209	3,004,403
Prologis Property Mexico SA de CV	1,445,664	5,180,784

		21,985,520

Netherlands — 0.2%
Eurocommercial Properties NV	123,123	2,643,248
NSI NV	42,955	775,389
Vastned Retail NV	41,173	824,253
Wereldhave NV	97,278	1,466,899

		5,709,789

New Zealand — 0.3%
Argosy Property Ltd.	2,020,891	1,248,013
Goodman Property Trust	2,622,428	3,070,930
Kiwi Property Group Ltd.	3,794,955	1,713,479
Stride Property Group	1,164,557	922,720
Vital Healthcare Property Trust	1,151,199	1,341,377

		8,296,519

Philippines — 0.0%
AREIT Inc.	1,678,920	970,542

Saudi Arabia — 0.2%
Al Maather REIT Fund	112,901	275,567
Al Rajhi REIT	275,670	608,420
Alahli REIT Fund 1	108,261	225,953
Alinma Retail REIT Fund, NVS	216,642	261,592
Al-Jazira Reit Fund	29,972	141,248
Alkhabeer REIT	303,968	510,448
Bonyan REIT, NVS	156,766	386,107
Derayah REIT	265,894	559,911
MEFIC REIT REIT, NVS	139,240	176,295
Mulkia Gulf Real Estate REIT Fund, NVS	141,547	222,606
Musharaka Real Estate Income Fund, NVS	196,998	291,958
Riyad REIT Fund	355,018	770,297
Sedco Capital REIT Fund	171,126	357,615
Sico Saudi REIT, NVS	101,614	122,815

Security	Shares	Value

Saudi Arabia (continued)
Taleem REIT	75,872	$221,162

		5,131,994

Singapore — 3.3%
AIMS APAC REIT	1,505,328	1,319,192
CapitaLand Ascendas REIT	8,533,214	16,213,481
CapitaLand Ascott Trust(b)	5,453,032	3,585,396
CapitaLand China Trust(b)	2,719,830	1,569,098
CapitaLand Integrated Commercial Trust	12,161,926	15,630,742
CDL Hospitality Trusts	2,090,900	1,478,367
Cromwell European Real Estate Investment Trust(b)	739,700	900,078
Digital Core REIT Management Pte Ltd.	1,721,800	870,335
ESR-LOGOS REIT	14,707,942	2,954,157
Far East Hospitality Trust	2,349,000	1,014,281
First REIT	2,709,200	465,005
Frasers Centrepoint Trust	2,574,770	3,894,995
Frasers Logistics & Commercial Trust	6,867,400	5,216,526
Keppel DC REIT	3,088,733	3,811,803
Keppel Pacific Oak US REIT	2,000,900	368,166
Keppel REIT	5,236,000	3,040,345
Lendlease Global Commercial REIT(b)	4,552,091	1,695,460
Mapletree Industrial Trust	4,686,310	7,366,418
Mapletree Logistics Trust	7,870,513	8,451,740
Mapletree Pan Asia Commercial Trust	5,539,691	5,384,054
OUE Commercial Real Estate Investment Trust	5,219,100	895,803
Paragon REIT	2,587,300	1,502,322
Parkway Life REIT	914,600	2,243,754
Sasseur Real Estate Investment Trust(b)	1,222,700	558,264
Starhill Global REIT(b)	3,447,700	1,121,631
Suntec REIT	5,093,300	4,093,021

		95,644,434

South Africa — 0.5%
Attacq Ltd.	1,725,607	745,333
Emira Property Fund Ltd.	567,816	252,261
Equites Property Fund Ltd.	1,791,325	1,101,716
Growthpoint Properties Ltd.	8,071,961	4,196,770
Hyprop Investments Ltd.	855,576	1,304,194
Investec Property Fund Ltd.	1,426,221	566,279
Redefine Properties Ltd.	16,423,507	3,088,424
Resilient REIT Ltd.	713,323	1,421,862
Stor-Age Property REIT Ltd.(b)	971,301	625,385

		13,302,224

South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	291,332	691,256
JR Global Reit	278,251	811,577
LOTTE Reit Co. Ltd.	293,543	625,764
SK REITs Co. Ltd.	372,349	1,037,668

		3,166,265

Spain — 0.4%
Inmobiliaria Colonial SOCIMI SA	765,093	4,292,382
Lar Espana Real Estate SOCIMI SA	146,907	851,824
Merlin Properties SOCIMI SA	795,486	6,632,590

		11,776,796

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS(a)	906,101	363,154
Alarko Gayrimenkul Yatirim Ortakligi AS	160,926	220,483
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	4,408,979	1,021,316
Is Gayrimenkul Yatirim Ortakligi AS(a)	1,015,686	776,131
Ozak Gayrimenkul Yatirim Ortakligi(a)	894,656	276,428

		2,657,512

14	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — 4.4%
Abrdn Property Income Trust	917,936	$519,918
AEW U.K. REIT PLC	378,824	431,434
Assura PLC	6,952,949	3,459,822
Balanced Commercial Property Trust Ltd.	1,302,641	1,001,527
Big Yellow Group PLC	407,150	4,735,188
British Land Co. PLC (The)	2,212,779	8,021,934
Capital & Counties Properties PLC	3,256,602	4,128,375
CLS Holdings PLC	398,468	420,930
Custodian Reit PLC	979,551	979,469
Derwent London PLC	265,059	5,890,666
Empiric Student Property PLC	1,319,425	1,355,122
Great Portland Estates PLC	510,333	2,419,107
Hammerson PLC	9,265,473	2,482,082
Helical PLC	245,743	573,481
Home Reit PLC(d)	1,719,812	593,950
Impact Healthcare Reit PLC, Class B	747,183	753,531
Land Securities Group PLC	1,756,187	12,173,364
Life Science Reit PLC	843,575	629,548
LondonMetric Property PLC	2,541,651	5,121,800
LXI REIT PLC	3,614,116	3,766,804
NewRiver REIT PLC	730,339	692,398
Picton Property Income Ltd.	1,299,453	1,026,623
Primary Health Properties PLC	3,152,631	3,439,097
PRS REIT PLC (The)	1,241,480	1,089,681
Regional REIT Ltd.(c)	1,020,925	349,308
Residential Secure Income PLC, NVS(c)	445,546	290,265
Safestore Holdings PLC	509,234	4,237,588
Schroder REIT Ltd.	1,203,601	593,316
Segro PLC	2,930,500	25,472,313
Sirius Real Estate Ltd.	2,762,835	2,684,508
Supermarket Income Reit PLC	2,969,985	2,620,763
Target Healthcare REIT PLC	1,472,463	1,290,377
Triple Point Social Housing REIT PLC(c)	761,482	502,665
Tritax Big Box REIT PLC	4,471,735	7,445,070
UK Commercial Property REIT Ltd.	1,776,956	1,139,852
UNITE Group PLC (The)	824,790	8,728,353
Urban Logistics REIT PLC	1,110,528	1,406,482
Warehouse REIT PLC	954,138	840,787
Workspace Group PLC	341,939	2,009,719

		125,317,217

United States — 71.1%
Acadia Realty Trust	218,006	3,121,846
Agree Realty Corp.	220,270	12,321,904
Alexander & Baldwin Inc.	173,946	2,748,347
Alexandria Real Estate Equities Inc.	411,049	38,280,993
American Assets Trust Inc.	116,066	2,060,171
American Homes 4 Rent, Class A	797,853	26,121,707
Americold Realty Trust Inc.	645,772	16,932,142
Apartment Income REIT Corp.	355,719	10,390,552
Apartment Investment & Management Co., Class A(a)	357,708	2,096,169
Apple Hospitality REIT Inc.	508,495	7,973,202
Armada Hoffler Properties Inc.	159,666	1,590,273
AvalonBay Communities Inc.	339,274	56,231,273
Boston Properties Inc.	374,668	20,070,965
Brandywine Realty Trust	394,698	1,476,171
Brixmor Property Group Inc.	716,738	14,900,983
Broadstone Net Lease Inc.	450,308	6,371,858
Camden Property Trust	247,866	21,038,866
CareTrust REIT Inc.	236,220	5,083,454
Centerspace	36,476	1,772,004
Community Healthcare Trust Inc.	60,621	1,738,004
Corporate Office Properties Trust	267,385	6,096,378

Security	Shares	Value

United States (continued)
Cousins Properties Inc.	365,252	$6,527,053
CubeSmart	534,524	18,221,923
DiamondRock Hospitality Co.	498,515	3,853,521
Digital Realty Trust Inc.	714,837	88,897,129
Douglas Emmett Inc.	374,099	4,193,650
Easterly Government Properties Inc., Class A	225,363	2,424,906
EastGroup Properties Inc.	104,813	17,110,722
Elme Communities	205,845	2,626,582
Empire State Realty Trust Inc., Class A	309,018	2,499,956
EPR Properties	176,454	7,534,586
Equinix Inc.	223,565	163,121,967
Equity LifeStyle Properties Inc.	424,045	27,902,161
Equity Residential	893,119	49,416,274
Essential Properties Realty Trust Inc.	372,224	8,170,317
Essex Property Trust Inc.	152,789	32,684,623
Extra Space Storage Inc.	500,617	51,858,915
Federal Realty Investment Trust	193,339	17,630,583
First Industrial Realty Trust Inc.	315,985	13,366,165
Four Corners Property Trust Inc.	207,243	4,414,276
Gaming and Leisure Properties Inc.	602,892	27,365,268
Getty Realty Corp.(b)	106,221	2,827,603
Global Net Lease Inc.	458,986	3,644,349
Healthcare Realty Trust Inc., Class A	909,902	13,057,094
Healthpeak Properties Inc.	1,312,923	20,415,953
Highwoods Properties Inc.	252,755	4,521,787
Host Hotels & Resorts Inc.	1,689,032	26,146,215
Hudson Pacific Properties Inc.	332,278	1,481,960
Independence Realty Trust Inc.	534,057	6,616,966
Innovative Industrial Properties Inc.	66,261	4,759,528
InvenTrust Properties Corp.	161,203	4,046,195
Invitation Homes Inc.	1,463,703	43,457,342
JBG SMITH Properties	259,144	3,335,183
Kilroy Realty Corp.	280,653	8,021,063
Kimco Realty Corp.	1,450,974	26,030,474
Kite Realty Group Trust	518,449	11,053,333
LTC Properties Inc.	97,915	3,095,093
LXP Industrial Trust	695,755	5,503,422
Macerich Co. (The)	513,969	4,995,779
Medical Properties Trust Inc.	1,432,232	6,846,069
Mid-America Apartment Communities Inc.	277,696	32,809,782
National Health Investors Inc.	99,736	4,990,789
National Storage Affiliates Trust	189,704	5,410,358
NETSTREIT Corp.	160,839	2,291,956
NexPoint Residential Trust Inc.	54,178	1,462,264
NNN REIT Inc.	434,226	15,775,431
Omega Healthcare Investors Inc.	559,793	18,529,148
Paramount Group Inc.	436,248	1,867,141
Park Hotels & Resorts Inc.	513,294	5,918,280
Pebblebrook Hotel Trust(b)	288,719	3,444,418
Phillips Edison & Co. Inc.	281,157	9,927,654
Physicians Realty Trust	561,325	6,095,989
Piedmont Office Realty Trust Inc., Class A	292,557	1,524,222
Prologis Inc.	2,209,681	222,625,361
Public Storage	375,144	89,550,624
Realty Income Corp.	1,612,920	76,420,150
Regency Centers Corp.	433,076	26,097,160
Retail Opportunity Investments Corp.	293,865	3,449,975
Rexford Industrial Realty Inc.	491,497	21,252,330
RLJ Lodging Trust	372,978	3,505,993
RPT Realty	207,696	2,241,040
Ryman Hospitality Properties Inc.	137,355	11,757,588
Sabra Health Care REIT Inc.	548,222	7,477,748

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Safehold Inc.	104,362	$1,697,970
Service Properties Trust	393,061	2,849,692
Simon Property Group Inc.	776,830	85,365,849
SITE Centers Corp.	451,605	5,265,714
SL Green Realty Corp.	143,317	4,197,755
Spirit Realty Capital Inc.	337,925	12,161,921
STAG Industrial Inc.	429,877	14,280,514
Summit Hotel Properties Inc.	251,506	1,418,494
Sun Communities Inc.	294,109	32,716,685
Sunstone Hotel Investors Inc.	493,912	4,593,382
Tanger Factory Outlet Centers Inc.	242,139	5,460,234
Terreno Realty Corp.	194,613	10,368,981
UDR Inc.	783,132	24,911,429
Universal Health Realty Income Trust	30,620	1,177,033
Urban Edge Properties	273,556	4,338,598
Ventas Inc.	955,105	40,553,758
Veris Residential Inc.	187,428	2,509,661
VICI Properties Inc., Class A	2,403,150	67,047,885
Vornado Realty Trust	422,925	8,120,160
Welltower Inc.	1,189,681	99,469,228
WP Carey Inc.	507,924	27,250,123
Xenia Hotels & Resorts Inc.	265,250	3,084,857

		2,041,358,571

Total Common Stocks — 99.5% (Cost: $3,562,153,275)		2,856,880,983

Preferred Stocks

Bermuda — 0.0%
Brookfield Property Partners LP, 6.25%	4,496	53,952

Total Preferred Stocks — 0.0% (Cost: $110,377)		53,952

Total Long-Term Investments — 99.5% (Cost: $3,562,263,652)		2,856,934,935

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	5,705,520	$5,707,802
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	5,400,000	5,400,000

Total Short-Term Securities — 0.4% (Cost: $11,106,136)		11,107,802

Total Investments — 99.9% (Cost: $3,573,369,788)		2,868,042,737

Other Assets Less Liabilities — 0.1%		1,789,388

Net Assets — 100.0%		$2,869,832,125

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,717,990	$—	$(10,008,906	)(a)	$(3,693)	$2,411	$5,707,802	5,705,520	$46,651	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,630,000	—	(2,230,000	)(a)	—	—	5,400,000	5,400,000	224,600		—

					$(3,693)	$2,411	$11,107,802		$271,251		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	333	12/15/23	$9,710	$(257,146)
SPI 200 Index	15	12/21/23	1,620	(31,754)

				$(288,900)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$288,900	$—	$—	$—	$288,900

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,579,535)	$—	$—	$—	$(1,579,535)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(686,868)	$—	$—	$—	$(686,868)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,694,286

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,208,305,978	$647,981,055	$593,950	$2,856,880,983
Preferred Stocks	53,952	—	—	53,952
Short-Term Securities
Money Market Funds	11,107,802	—	—	11,107,802

	$2,219,467,732	$647,981,055	$593,950	$2,868,042,737

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® Global REIT ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (257,146)	$ (31,754)	$—	$ (288,900)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.0%
Abacus Group	110,487	$67,284
Abacus Storage King(a)	110,487	69,737
Arena REIT	70,966	143,565
BWP Trust	104,838	216,807
Centuria Industrial REIT	114,462	207,158
Centuria Office REIT	100,284	69,819
Charter Hall Long Wale REIT	143,370	275,433
Charter Hall Retail REIT	105,345	204,700
Charter Hall Social Infrastructure REIT	72,712	110,182
Cromwell Property Group	310,351	63,291
Dexus	232,714	961,152
Dexus Industria REIT	46,068	69,632
GPT Group (The)	414,463	956,509
Growthpoint Properties Australia Ltd.	56,925	71,469
HealthCo REIT(b)	97,620	85,147
HomeCo Daily Needs REIT	377,996	257,769
Hotel Property Investments Ltd.	40,708	66,107
Ingenia Communities Group	78,954	196,515
Lifestyle Communities Ltd.	20,180	200,755
Mirvac Group	852,805	989,470
National Storage REIT	270,636	345,056
Region RE Ltd.	249,933	312,514
Scentre Group	1,124,818	1,742,558
Stockland	516,034	1,164,658
Vicinity Ltd.	815,047	882,803
Waypoint REIT Ltd.	146,384	197,697

		9,927,787

Austria — 0.3%
CA Immobilien Anlagen AG	8,823	298,334

Belgium — 2.7%
Aedifica SA	10,191	555,975
Ascencio	1,149	52,012
Cofinimmo SA	7,230	449,601
Home Invest Belgium SA, NVS	2,085	30,180
Intervest Offices & Warehouses NV	5,909	125,359
Montea NV	3,125	220,868
Retail Estates NV	2,685	163,480
Shurgard Self Storage Ltd.	5,490	205,462
VGP NV	2,198	178,932
Warehouses De Pauw CVA	34,339	849,633
Xior Student Housing NV	6,666	191,801

		3,023,303

Canada — 6.5%
Allied Properties REIT	27,514	314,474
Boardwalk REIT	8,006	373,873
Canadian Apartment Properties REIT	36,032	1,060,628
Chartwell Retirement Residences	50,784	372,068
Choice Properties REIT	55,257	479,751
Crombie REIT	22,704	199,412
Dream Industrial REIT	53,578	452,424
First Capital Real Estate Investment Trust	45,608	428,865
Granite REIT	12,898	587,351
H&R Real Estate Investment Trust	56,736	348,987
InterRent REIT	28,480	241,518
Killam Apartment REIT	25,067	283,252
NorthWest Healthcare Properties REIT	45,574	131,784
Prinmaris REIT	20,919	187,505
RioCan REIT	64,628	785,276
SmartCentres Real Estate Investment Trust	27,916	432,605

Security	Shares	Value

Canada (continued)
StorageVault Canada Inc., NVS	51,821	$160,685
Tricon Residential Inc.	52,139	345,526

		7,185,984

Finland — 0.4%
Citycon OYJ	15,660	82,833
Kojamo OYJ	39,403	336,613

		419,446

France — 4.0%
ARGAN SA, NVS	2,161	147,851
Carmila SA	12,243	171,554
Covivio	11,483	492,097
Gecina SA	11,216	1,101,309
ICADE	6,996	228,596
Klepierre SA	44,476	1,080,045
Mercialys SA	19,005	161,890
Unibail-Rodamco-Westfield, New(a)	22,240	1,101,974

		4,485,316

Germany — 5.2%
Aroundtown SA(a)	147,132	332,492
Deutsche EuroShop AG	2,558	46,392
Deutsche Wohnen SE	10,630	228,740
DIC Asset AG(b)	10,927	45,216
Grand City Properties SA(a)	21,576	192,935
Hamborner REIT AG	15,458	102,273
LEG Immobilien SE(a)	16,035	1,002,374
TAG Immobilien AG(a)	32,598	356,426
Vonovia SE	150,715	3,469,773

		5,776,621

Hong Kong — 10.9%
Champion REIT	407,000	128,566
CK Asset Holdings Ltd.	421,000	2,104,295
Fortune REIT	297,000	166,168
Hongkong Land Holdings Ltd.(b)	237,700	753,918
Hysan Development Co. Ltd.	132,000	242,980
Link REIT	551,640	2,531,553
New World Development Co. Ltd.	304,333	558,548
Prosperity REIT	247,000	42,675
Sino Land Co. Ltd.(b)	730,800	729,578
Sun Hung Kai Properties Ltd.	307,500	3,157,625
Sunlight REIT	238,000	65,827
Swire Properties Ltd.	229,600	444,553
Wharf Real Estate Investment Co. Ltd.	334,900	1,171,493

		12,097,779

Ireland — 0.1%
Irish Residential Properties REIT PLC	95,813	92,286

Israel — 0.7%
Amot Investments Ltd.	46,884	196,343
Azrieli Group Ltd.	7,885	339,506
Melisron Ltd.	5,409	293,186

		829,035

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	14,753	30,284

Japan — 28.6%
Activia Properties Inc.	158	427,467
Advance Logistics Investment Corp.	140	114,044
Advance Residence Investment Corp.	281	610,951
Aeon Mall Co. Ltd.	25,800	293,380
AEON REIT Investment Corp.	381	362,709
Comforia Residential REIT Inc.	146	309,850

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
CRE Logistics REIT Inc.	133	$139,751
Daiwa House REIT Investment Corp.	459	812,314
Daiwa Office Investment Corp.	57	249,344
Daiwa Securities Living Investments Corp.	445	329,037
Frontier Real Estate Investment Corp.	105	314,121
Fukuoka REIT Corp.	157	169,036
Global One Real Estate Investment Corp.	218	165,370
GLP J-Reit	1,005	900,135
Hankyu Hanshin REIT Inc.	141	132,473
Health Care & Medical Investment Corp.	74	69,292
Heiwa Real Estate Co. Ltd.	6,900	176,632
Heiwa Real Estate REIT Inc.	212	198,181
Hoshino Resorts REIT Inc.	55	216,393
Hulic Co. Ltd.	89,300	818,714
Hulic Reit Inc.	274	279,505
Ichigo Office REIT Investment Corp.	253	141,942
Industrial & Infrastructure Fund Investment Corp.	419	376,597
Invincible Investment Corp.	1,451	558,055
Japan Excellent Inc.	263	230,840
Japan Hotel REIT Investment Corp.	967	439,630
Japan Logistics Fund Inc.	192	355,639
Japan Metropolitan Fund Invest	1,484	957,695
Japan Prime Realty Investment Corp.	199	466,117
Japan Real Estate Investment Corp.	288	1,069,725
Kenedix Office Investment Corp.	326	340,014
Kenedix Residential Next Investment Corp.(a)	227	316,271
Kenedix Retail REIT Corp.(a)	131	228,828
LaSalle Logiport REIT	402	394,250
Mirai Corp.	350	105,687
Mitsubishi Estate Co. Ltd.	238,800	3,056,716
Mitsubishi Estate Logistics REIT Investment Corp.	105	264,255
Mitsui Fudosan Co. Ltd.	193,100	4,185,415
Mitsui Fudosan Logistics Park Inc.	116	350,695
Mori Hills REIT Investment Corp.	343	321,030
Mori Trust Reit Inc.	547	266,670
Nippon Accommodations Fund Inc.	100	402,880
Nippon Building Fund Inc.	330	1,325,918
Nippon Prologis REIT Inc.	531	944,848
NIPPON REIT Investment Corp.	94	217,170
Nomura Real Estate Holdings Inc.	23,300	544,197
Nomura Real Estate Master Fund Inc.	969	1,069,251
NTT UD REIT Investment Corp.	293	241,539
One REIT Inc.	53	91,824
Orix JREIT Inc.	568	652,781
Samty Residential Investment Corp.	97	72,424
Sankei Real Estate Inc.	99	59,974
Sekisui House Reit Inc.	887	467,161
SOSiLA Logistics REIT Inc.	154	122,009
Star Asia Investment Corp.	369	139,031
Starts Proceed Investment Corp.	53	72,807
Sumitomo Realty & Development Co. Ltd.	85,300	2,140,512
Takara Leben Real Estate Investment Corp.	142	92,991
Tokyo Tatemono Co. Ltd.	42,700	566,984
Tokyu REIT Inc.	201	239,851
United Urban Investment Corp.	637	642,203

		31,621,125

Netherlands — 0.5%
Eurocommercial Properties NV	10,945	234,971
NSI NV	3,825	69,046
Vastned Retail NV	3,755	75,172

Security	Shares	Value

Netherlands (continued)
Wereldhave NV	8,743	$131,840

		511,029

New Zealand — 0.8%
Argosy Property Ltd.	181,362	112,001
Goodman Property Trust	239,594	280,571
Kiwi Property Group Ltd.	335,890	151,659
Precinct Properties New Zealand Ltd.	285,954	184,922
Stride Property Group	104,067	82,456
Vital Healthcare Property Trust	106,584	124,192

		935,801

Norway — 0.1%
Entra ASA(c)	15,583	121,571

Singapore — 9.5%
AIMS APAC REIT(b)	137,926	120,871
CapitaLand Ascendas REIT	770,390	1,463,775
CapitaLand Ascott Trust	493,930	324,761
CapitaLand Integrated Commercial Trust	1,097,707	1,410,794
Capitaland Investment Ltd./Singapore	548,500	1,177,729
CDL Hospitality Trusts	191,721	135,556
City Developments Ltd.	101,100	466,658
Cromwell European Real Estate Investment Trust	70,500	85,786
Digital Core REIT Management Pte Ltd.	151,500	76,580
ESR-LOGOS REIT	1,318,720	264,871
Far East Hospitality Trust	212,400	91,713
Frasers Centrepoint Trust	235,749	356,630
Frasers Logistics & Commercial Trust	616,200	468,070
Keppel DC REIT	278,371	343,537
Keppel Pacific Oak US REIT	184,000	33,856
Keppel REIT	473,800	275,118
Lendlease Global Commercial REIT	406,247	151,310
Mapletree Industrial Trust	426,545	670,487
Mapletree Logistics Trust	715,060	767,866
Mapletree Pan Asia Commercial Trust	494,517	480,624
OUE Commercial Real Estate Investment Trust(b)	465,800	79,950
Paragon REIT	230,765	133,994
Parkway Life REIT(b)	82,800	203,130
Starhill Global REIT	309,300	100,624
Suntec REIT	454,800	365,481
UOL Group Ltd.	106,400	458,247

		10,508,018

South Korea — 0.3%
ESR Kendall Square REIT Co. Ltd.	26,474	62,816
JR Global Reit	24,767	72,238
LOTTE Reit Co. Ltd.	25,605	54,584
SK REITs Co. Ltd.	33,858	94,356

		283,994

Spain — 1.0%
Inmobiliaria Colonial SOCIMI SA	68,324	383,317
Lar Espana Real Estate SOCIMI SA	13,158	76,295
Merlin Properties SOCIMI SA	72,221	602,163

		1,061,775

Sweden — 4.3%
Atrium Ljungberg AB, Class B	9,614	147,842
Castellum AB	92,284	884,427
Catena AB	7,263	240,596
Cibus Nordic Real Estate AB	12,284	115,284
Corem Property Group AB, Class B	142,907	92,255
Dios Fastigheter AB	19,043	103,088
Fabege AB	54,617	407,501
Fastighets AB Balder, Class B(a)(b)	134,885	573,100

20	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Hufvudstaden AB, Class A	22,998	$245,192
NP3 Fastigheter AB	6,364	85,044
Nyfosa AB	38,926	188,373
Pandox AB, Class B	19,226	189,242
Platzer Fastigheter Holding AB, Class B	11,843	62,067
Sagax AB, Class B	38,547	697,813
Samhallsbyggnadsbolaget i Norden AB(b)	243,252	70,756
Wallenstam AB, Class B	72,768	246,120
Wihlborgs Fastigheter AB	57,053	369,820

		4,718,520

Switzerland — 3.5%
Allreal Holding AG, Registered	3,147	504,985
Hiag Immobilien Holding AG	989	85,074
Intershop Holding AG	233	154,603
Mobimo Holding AG, Registered	1,548	427,577
Peach Property Group AG(a)(b)	2,620	34,390
PSP Swiss Property AG, Registered	9,755	1,200,247
Swiss Prime Site AG, Registered	16,390	1,523,416

		3,930,292

United Kingdom — 10.8%
Aberdeen Standard European Logistics Income PLC(c)	84,547	52,472
Abrdn Property Income Trust	84,940	48,110
AEW U.K. REIT PLC	34,481	39,270
Assura PLC	634,074	315,518
Balanced Commercial Property Trust Ltd.	116,511	89,579
Big Yellow Group PLC	36,844	428,499
British Land Co. PLC (The)	199,972	724,954
Capital & Counties Properties PLC	293,583	372,173
CLS Holdings PLC	35,464	37,463
Custodian Reit PLC	88,753	88,745
Derwent London PLC	24,026	533,953
Empiric Student Property PLC	125,405	128,798
Grainger PLC	157,131	434,299
Great Portland Estates PLC	46,851	222,086
Hammerson PLC	845,602	226,524
Helical PLC	21,952	51,229
Home Reit PLC(d)	191,393	66,099
Impact Healthcare Reit PLC, Class B	68,320	68,900
Land Securities Group PLC	159,433	1,105,142
Life Science Reit PLC	77,583	57,899
LondonMetric Property PLC	227,886	459,224
LXI REIT PLC	328,036	341,895
NewRiver REIT PLC	67,582	64,071
Phoenix Spree Deutschland Ltd.(a)	19,717	37,385
Picton Property Income Ltd.	119,846	94,683
Primary Health Properties PLC	283,613	309,384
PRS REIT PLC (The)	110,327	96,837

Security	Shares	Value

United Kingdom (continued)
Regional REIT Ltd.(c)	94,675	$32,393
Residential Secure Income PLC, NVS(c)	39,636	25,822
Safestore Holdings PLC	45,820	381,291
Schroder REIT Ltd.	100,113	49,351
Segro PLC	264,890	2,302,461
Sirius Real Estate Ltd.	251,265	244,141
Supermarket Income Reit PLC	270,899	239,046
Target Healthcare REIT PLC	133,486	116,979
Triple Point Social Housing REIT PLC(c)	77,849	51,389
Tritax Big Box REIT PLC	403,852	672,380
Tritax EuroBox PLC(c)	176,670	96,630
UK Commercial Property REIT Ltd.	159,897	102,568
UNITE Group PLC (The)	74,875	792,366
Urban Logistics REIT PLC	99,557	126,089
Warehouse REIT PLC	84,582	74,534
Workspace Group PLC	30,611	179,914

		11,982,545

Total Long-Term Investments — 99.2% (Cost: $179,969,473)		109,840,845

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	1,613,472	1,614,117
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	40,000	40,000

Total Short-Term Securities — 1.5% (Cost: $1,654,051)		1,654,117

Total Investments — 100.7% (Cost: $181,623,524)		111,494,962

Liabilities in Excess of Other Assets — (0.7)%		(792,424)

Net Assets — 100.0%		$110,702,538

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Developed Real Estate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,371,728	$—	$(757,742	)(a)	$(266)	$397	$1,614,117	1,613,472	$23,603	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	—	(10,000	)(a)	—	—	40,000	40,000	2,528		—

					$(266)	$397	$1,654,117		$26,131		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	9	11/29/23	$ 179	$(1,511)
TOPIX Index	1	12/07/23	151	(4,427)
Dow Jones U.S. Real Estate Index	13	12/15/23	379	(26,193)
Euro STOXX 50 Index	3	12/15/23	129	(1,240)

				$(33,371)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$33,371	$—	$—	$—	$33,371

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,496	$—	$—	$—	$3,496

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(60,358)	$—	$—	$—	$(60,358)

22	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	iShares® International Developed Real Estate ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$928,679

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$12,761,917	$97,012,829	$66,099	$109,840,845
Short-Term Securities
Money Market Funds	1,654,117	—	—	1,654,117

	$14,416,034	$97,012,829	$66,099	$111,494,962

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(26,193)	$(7,178)	$—	$(33,371)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities (unaudited)

October 31, 2023

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$7,879,469	$2,856,934,935	$109,840,845
Investments, at value — affiliated(c)	46,987	11,107,802	1,654,117
Cash	746	31,590	7,367
Cash pledged for futures contracts	3,000	707,000	31,000
Foreign currency collateral pledged for futures contracts(d)	—	103,399	25,015
Foreign currency, at value(e)	9,255	1,319,751	194,037
Receivables:
Investments sold	4,151	30,400	—
Securities lending income — affiliated	56	5,866	2,844
Capital shares sold	—	15,036	—
Dividends — unaffiliated	13,624	4,693,493	435,585
Dividends — affiliated	20	45,100	380
Tax reclaims	159	753,479	162,825
Variation margin on futures contracts	528	170,134	11,990

Total assets	7,957,995	2,875,917,985	112,366,005

LIABILITIES
Collateral on securities loaned, at value	36,974	5,727,238	1,617,612
Payables:
Investments purchased	4,917	15,034	—
Investment advisory fees	2,053	343,588	45,855

Total liabilities	43,944	6,085,860	1,663,467

Commitments and contingent liabilities

NET ASSETS	$7,914,051	$2,869,832,125	$110,702,538

NET ASSETS CONSIST OF
Paid-in capital	$8,978,314	$3,748,637,983	$284,253,552
Accumulated loss	(1,064,263)	(878,805,858)	(173,551,014)

NET ASSETS	$7,914,051	$2,869,832,125	$110,702,538

NET ASSET VALUE
Shares outstanding	360,000	142,200,000	6,100,000

Net asset value	$21.98	$20.18	$18.15

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$9,039,936	$3,562,263,652	$179,969,473
(b) Securities loaned, at value	$35,684	$5,533,712	$1,573,544
(c) Investments, at cost — affiliated	$46,982	$11,106,136	$1,654,051
(d) Foreign currency collateral pledged, at cost	$—	$108,758	$25,852
(e) Foreign currency, at cost	$9,368	$1,342,225	$195,702

See notes to financial statements.

24	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2023

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — unaffiliated	$187,424	$70,396,196	$2,960,775
Dividends — affiliated	172	224,600	2,528
Interest — unaffiliated	195	36,513	1,499
Securities lending income — affiliated — net	355	46,651	23,603
Foreign taxes withheld	(7,714)	(2,531,149)	(259,326)

Total investment income	180,432	68,172,811	2,729,079

EXPENSES
Investment advisory	13,097	2,151,939	311,230

Total expenses	13,097	2,151,939	311,230

Net investment income	167,335	66,020,872	2,417,849

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,903)	(22,329,408)	(2,952,297)
Investments — affiliated	8	(3,693)	(266)
Foreign currency transactions	(1,362)	(281,926)	(40,537)
Futures contracts	(3,324)	(1,579,535)	3,496
In-kind redemptions — unaffiliated(a)	—	4,442,068	(4,096,559)

	(11,581)	(19,752,494)	(7,086,163)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,158,354)	(413,029,278)	(14,279,355)
Investments — affiliated	5	2,411	397
Foreign currency translations	(289)	(122,214)	(13,402)
Futures contracts	(2,029)	(686,868)	(60,358)

	(1,160,667)	(413,835,949)	(14,352,718)

Net realized and unrealized loss	(1,172,248)	(433,588,443)	(21,438,881)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,004,913)	$(367,567,571)	$(19,021,032)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	iShares Environmentally Aware Real Estate ETF		iShares Global REIT ETF

	Six Months Ended 10/31/23 (unaudited)	Period From 11/15/22 to 04/30/23 (a)	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$167,335	$157,427	$66,020,872	$116,427,785
Net realized gain (loss)	(11,581)	(8,617)	(19,752,494)	7,324,697
Net change in unrealized appreciation (depreciation)	(1,160,667)	(1,273)	(413,835,949)	(584,908,292)

Net increase (decrease) in net assets resulting from operations	(1,004,913)	147,537	(367,567,571)	(461,155,810)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(150,090)	(56,797)	(54,294,587)	(69,453,870)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	8,978,314	293,791,384	66,934,776

NET ASSETS
Total increase (decrease) in net assets	(1,155,003)	9,069,054	(128,070,774)	(463,674,904)
Beginning of period	9,069,054	—	2,997,902,899	3,461,577,803

End of period	$7,914,051	$9,069,054	$2,869,832,125	$2,997,902,899

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares International Developed Real Estate ETF

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,417,849		$6,482,421
Net realized loss	(7,086,163)		(15,189,405)
Net change in unrealized appreciation (depreciation)	(14,352,718)		(20,445,849)

Net decrease in net assets resulting from operations	(19,021,032)		(29,152,833)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,513,698	)(b)	(3,488,984)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(16,272,148)		(31,833,293)

NET ASSETS
Total decrease in net assets	(37,806,878)		(64,475,110)
Beginning of period	148,509,416		212,984,526

End of period	$110,702,538		$148,509,416

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares Environmentally Aware Real Estate ETF

	Six Months Ended 10/31/23 (unaudited)		Period From 11/15/22 to 04/30/23	(a)

Net asset value, beginning of period	$25.19		$24.94

Net investment income(b)	0.46		0.44
Net realized and unrealized loss(c)		(3.25)	(0.03)

Net increase (decrease) from investment operations		(2.79)	0.41

Distributions from net investment income(d)		(0.42)	(0.16)

Net asset value, end of period	$21.98		$25.19

Total Return(e)
Based on net asset value	(11.26	)%(f)	1.64	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30	%(h)	0.30	%(h)

Net investment income	3.83	%(h)	3.82	%(h)

Supplemental Data
Net assets, end of period (000)	$7,914		$9,069

Portfolio turnover rate(i)		2%	4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$23.25		$27.77	$27.22	$20.42	$26.53	$24.82

Net investment income(a)	0.48		0.94	0.68	0.66	0.88	0.98
Net realized and unrealized gain (loss)(b)		(3.15)	(4.89)	0.74	6.75	(5.54)	2.08

Net increase (decrease) from investment operations		(2.67)	(3.95)	1.42	7.41	(4.66)	3.06

Distributions from net investment income(c)		(0.40)	(0.57)	(0.87)	(0.61)	(1.45)	(1.35)

Net asset value, end of period	$20.18		$23.25	$27.77	$27.22	$20.42	$26.53

Total Return(d)
Based on net asset value	(11.59	)%(e)	(14.12)%	5.14%	36.95%	(18.47)%	12.77%

Ratios to Average Net Assets(f)
Total expenses	0.14	%(g)	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	4.30	%(g)	3.95%	2.36%	2.91%	3.36%	3.85%

Supplemental Data
Net assets, end of period (000)	$2,869,832		$2,997,903	$3,461,578	$3,083,221	$1,900,334	$1,637,157

Portfolio turnover rate(h)		2%	7%	13%	6%	8%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$21.52		$25.36	$28.82		$22.75	$29.65	$30.40

Net investment income(a)	0.38		0.83	0.79	(b)	0.78	0.86	0.93
Net realized and unrealized gain (loss)(c)		(3.35)	(4.25)	(3.35)		5.86	(5.47)	(0.55)

Net increase (decrease) from investment operations		(2.97)	(3.42)	(2.56)		6.64	(4.61)	0.38

Distributions from net investment income(d)	(0.40	)(e)	(0.42)	(0.90)		(0.57)	(2.29)	(1.13)

Net asset value, end of period	$18.15		$21.52	$25.36		$28.82	$22.75	$29.65

Total Return(f)
Based on net asset value	(13.98	)%(g)	(13.44)%	(9.24	)%(b)	29.62%	(16.93)%	1.39%

Ratios to Average Net Assets(h)
Total expenses	0.48	%(i)	0.48%	0.50%		0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		N/A	0.48%		0.48%	N/A	0.48%

Net investment income	3.73	%(i)	3.82%	2.75	%(b)	3.08%	2.99%	3.20%

Supplemental Data
Net assets, end of period (000)	$110,703		$148,509	$212,985		$256,514	$259,384	$477,332

Portfolio turnover rate(j)		5%	9%	16%		9%	10%	8%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2022:
•	Net investment income per share by $0.04.
•	Total return by 0.17%.
•	Ratio of net investment income to average net assets by 0.15%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Environmentally Aware Real Estate	Non-Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

32	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Environmentally Aware Real Estate
BofA Securities, Inc.	$20,188	$(20,188)	$—		$—
Goldman Sachs & Co. LLC	15,496	(15,496)	—		—

	$35,684	$(35,684)	$—		$—

Global REIT
BofA Securities, Inc.	$2,558,102	$(2,558,102)	$—		$—
Goldman Sachs & Co. LLC	485,799	(485,799)	—		—
HSBC Bank PLC	32,875	(32,875)	—		—
J.P. Morgan Securities LLC	171,643	(171,643)	—		—
Jefferies LLC	535,642	(535,642)	—		—
National Financial Services LLC	760,168	(760,168)	—		—
UBS AG	989,483	(989,483)	—		—

	$5,533,712	$(5,533,712)	$—		$—

International Developed Real Estate
Barclays Capital, Inc.	$43,612	$(43,612)	$—		$—
BofA Securities, Inc.	55,847	(55,847)	—		—
Goldman Sachs & Co. LLC	683,355	(675,426)	—		7,929	(b)
HSBC Bank PLC	88,586	(88,586)	—		—
J.P. Morgan Securities LLC	692,840	(692,840)	—		—
Morgan Stanley	3,980	(3,823)	—		157	(b)
SG Americas Securities LLC	2,741	(2,741)	—		—
UBS AG	2,583	(2,583)	—		—

	$1,573,544	$(1,565,458)	$—		$8,086

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Environmentally Aware Real Estate	0.30%
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global REIT ETF(the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of the iShares Environmentally Aware Real Estate ETF and iShares International Developed Real Estate ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

34	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended October 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Environmentally Aware Real Estate	$82
Global REIT	8,952
International Developed Real Estate	5,332

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended October 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global REIT	$9,509,811	$18,751,959	$(3,534,108)
International Developed Real Estate	136,591	360,495	(113,115)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Environmentally Aware Real Estate	$234,874	$215,361
Global REIT	114,622,684	70,395,389
International Developed Real Estate	6,355,886	7,061,078

For the six months ended October 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global REIT	$287,835,570	$23,216,166
International Developed Real Estate	—	15,374,423

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

iShares ETF	Non-Expiring Capital Loss Carryforwards
Environmentally Aware Real Estate	$(6,160)
Global REIT	(118,241,339)
International Developed Real Estate	(92,810,171)

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Environmentally Aware Real Estate	$9,133,801	$156,728	$(1,365,251)	$(1,208,523)
Global REIT	3,635,836,065	76,098,762	(844,180,990)	(768,082,228)
International Developed Real Estate	184,979,547	516,137	(74,034,093)	(73,517,956)

9.	LINE OF CREDIT

The iShares Environmentally Aware Real Estate ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 16, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the six months ended October 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

36	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 10/31/23		Period Ended 04/30/23

iShares ETF	Shares	Amount	Shares	Amount

Environmentally Aware Real Estate(a)

Shares sold	—	$—	360,000	$8,978,314

	Six Months Ended 10/31/23		Year Ended 04/30/23

iShares ETF	Shares	Amount	Shares	Amount

Global REIT

Shares sold	14,350,000	$318,678,783	14,400,000	$325,705,239

Shares redeemed	(1,100,000)	(24,887,399)	(10,100,000)	(258,770,463)

	13,250,000	$293,791,384	4,300,000	$66,934,776

International Developed Real Estate

Shares sold	—	$260	200,000	$4,481,991

Shares redeemed	(800,000)	(16,272,408)	(1,700,000)	(36,315,284)

	(800,000)	$(16,272,148)	(1,500,000)	$(31,833,293)

(a)	The Fund commenced operations on November 15, 2022.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Environmentally Aware Real Estate ETF, iShares Global REIT ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract (continued)

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares International Developed Real Estate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

40	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract (continued)

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

42	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
International Developed Real Estate(a)	$0.333337	$—	$0.062831	$0.396168	84%	—%	16%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

S U P P L E M E N T A L I N F O R M A T I O N	43

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

44	2 0 2 3 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	45

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-SAR-405-1023

(b) Not Applicable

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Not applicable to this semi-annual report.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a) (4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 21, 2023